UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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iCAD, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, New Hampshire 03062

June 13, 2007

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, July 18, 2007, at 10:00 A.M. (local time), at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, Carnegie Room 3rd Floor, New York, NY 10017.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Kenneth Ferry
President and Chief Executive Officer

iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, New Hampshire 03062

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 18, 2007

To the Stockholders of iCAD, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of iCAD, Inc. (the “Company” or “iCAD”) will be held on Wednesday, July 18, 2007, at 10:00 A.M. (local time), at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Station, Carnegie Room 3rd Floor, New York, NY 10017 for the following purposes:

1.
To elect three Class II directors for three-year terms (or one-year terms if the amendment to iCAD's Certificate of Incorporation referred to in item 3 below is approved) and until their respective successors have been duly elected and qualified;

2.
To consider and vote upon a proposal to adopt an amendment to iCAD’s Certificate of Incorporation to increase the number of shares of common stock that iCAD has authority to issue from 50,000,000 to 85,000,000 and consequently, to increase the total number of shares of all classes of capital stock that iCAD has authority to issue from 51,000,000 to 86,000,000;

3.	To consider and vote upon a proposal to adopt an amendment to iCAD’s Certificate of Incorporation to provide for the annual election of all of its directors;

4.	To consider and vote upon the proposal to approve the adoption of the Company’s 2007 Stock Incentive Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on May 29, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,

Darlene M. Deptula-Hicks
Executive Vice President of Finance and Chief
Financial Officer, Treasurer and Assistant Secretary

June 13, 2007

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO STOCKHOLDERS OF iCAD, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP.  IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF iCAD, INC. STOCK TO GAIN ADMISSION TO THE MEETING.

2

iCAD, Inc.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 18, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of iCAD, Inc. (the "Company", “iCAD”, “we”, “us”, or “our”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 18, 2007, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about June 15, 2007.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

98 Spit Brook Road, Suite 100 Nashua, NH 03062 Telephone No.: (603) 882-5200

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company’s common stock, par value $.01 per share, (the “Common Stock”) and holders of the Company’s Series A Preferred Stock at the close of business on May 29, 2007, (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 38,076,930 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. In addition, holders of the Company’s Series A Preferred Stock vote together with holders of the Common Stock as a single class on all actions to be voted on by the stockholders. Each share of Series A Preferred Stock entitles the holder to 100 votes per share. Based upon 4,600 shares of Series A Preferred Stock outstanding on the Record Date, the holders of the Series A Preferred Stock are entitled to an aggregate of 460,000 votes. There are no cumulative voting rights.

VOTING PROCEDURES

The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock and Series A Preferred Stock voting together as one class that are present in person or represented by proxy at the Annual Meeting, provided a quorum is present. Therefore, the three nominees receiving the greatest number of votes cast at the meeting will be elected as Class II directors of the Company. The affirmative vote of the holders of a majority of the votes represented by the Common Stock and Series A Preferred Stock, voting together as a single class, entitled to vote on the proposals will be required to approve the proposals to amend our Certificate of Incorporation. All other matters at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Series A Preferred Stock cast with respect thereto, provided a quorum is present. A quorum is present if, as of the Record Date, at least a majority of the aggregate votes represented by holders of the shares of Common Stock and Series A Preferred Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting.

Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock. In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Absentions and broker non-votes will have no effect on the election of directors. For purposes of determining approval of any other matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter although it will have the same practical effect as a vote against the two proposals to amend the Company’s Certificate of Incorporation.

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. If a proxy is executed but no instructions as to how to vote are given the persons named as proxies in the accompanying proxy card intend to vote the shares represented in favor of the three nominees for director listed below and for the approval of Proposal I, Proposal II and Proposal III.

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that the Company’s Board of Directors is divided into three classes (Class I, Class II and Class III). Currently, at each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year’s Annual Meeting, three (3) Class II directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2010 (or 2008 if Proposal II is adopted) and the remaining five directors will continue in office. The current terms of our Class I and Class III directors expire in 2009 and 2008, respectively. However, if our stockholders approve the amendment to our Certificate of Incorporation as described in Proposal II of this Proxy Statement, the terms of all of our directors, including the directors to be elected at this Annual Meeting, will expire at the 2008 Annual Meeting of Stockholders and the Board of Directors shall consist of one class. In either case, each director will be elected to serve during his elected term until a successor is elected and qualified or until the director's earlier resignation or removal.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as Class II directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are presently members of the Company’s Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.

CLASS II DIRECTORS
Name of Nominee	Age	Principal Occupation or Employment	Director Since

James Harlan	55	Executive Vice President and CFO of HNG Storage Company	2000
Maha Sallam, PhD	40	Vice President of the Company	2002
Dr. Elliot Sussman	55	President and CEO of Lehigh Valley Hospital and Health Network	2002

James Harlan was the founder and has been the Executive Vice President and Chief Financial Officer of HNG Storage Company, a natural gas storage, development and operations company since 1998. From 1991 to 1997 Mr. Harlan served as General Manager and Chief Financial Officer of Pacific Resources Group where he was responsible for the planning and financial development of various manufacturing and distribution businesses in Asia. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. Mr. Harlan is also a director of Ionatron, Inc. (“Ionatron”), a public company involved in the development and marketing of directed energy weapon technology and products that include direct energy weapons for defense and security customers primarily in the U.S. Government.

Maha Sallam, PhD has been a Vice President of the Company since July 2002. From 1997 until the Company’s acquisition of Intelligent Systems Software, Inc. (“ISSI”) in July 2002, Dr. Sallam served as Director and as President and then as Vice President of Regulatory Affairs and Clinical Testing at ISSI. Dr. Sallam served iCAD as Vice President of Regulatory Affairs until the acquisition of CADx in 2003 and then held responsibility for the Company’s Advocacy and Research Grants. In 2005, she took responsibility for new product initiatives in the Computed Tomography (CT) area and she continues to serve as Vice President for the CT Program. Dr. Sallam was one of ISSI’s founders and has over seventeen years of research and medical device industry experience, and has a broad range of expertise in initiating new products in the Medical Image Analysis and Computer-Aided Detection areas.

Dr. Elliot Sussman is currently President and Chief Executive Officer of Lehigh Valley Hospital and Health Network, a position he has held since 1993. Dr. Sussman is the Leonard Parker Pool Professor of Health Systems Management, Professor of Medicine, and Professor of Health Evaluation Sciences at Pennsylvania State University’s College of Medicine. Dr. Sussman served as a Fellow in General Medicine and a Robert Wood Johnson Clinical Scholar at the University of Pennsylvania, and trained as a resident at the Hospital of the University of Pennsylvania. Dr. Sussman is a director and the Chairperson of the compensation committee of the Board of Directors of Universal Health Realty Income Trust, a public company involved in real estate investment trust primarily engaged in investing in healthcare and human service-related facilities. Dr. Sussman is also a director of the Board of Directors of VIASYS Healthcare, Inc., a healthcare technology company.

The following tables set forth similar information with respect to incumbent directors in Class I and Class III of the Board of Directors who are not nominees for election at this Annual Meeting:

CLASS I DIRECTORS

Name of Nominee	Age	Principal Occupation or Employment	Director Since

Kenneth Ferry	53	Chief Executive Officer and President of iCAD, Inc.	2006
Steven Rappaport	58	Partner of RZ Capital, LLC	2006

Kenneth Ferry has served as a Director and the Company’s President and Chief Executive Officer since May 2006. He has over 25 years of experience in the healthcare technology field, with more than 10 years experience in senior management positions. Prior to joining the Company, from October 2003 to May 2006, Mr. Ferry was Senior Vice President and General Manager for the Global Patient Monitoring business for Philips Medical Systems, the market leader in a $2.5 billion industry. In this role he was responsible for Research & Development, Marketing, Business Development, Supply Chain and Manufacturing, Quality and Regulatory, Finance and Human Resources. From August 2001 to October 2003, Mr. Ferry served as Senior Vice President for Philips Medical Systems Division. From 1983 to 2001, Mr. Ferry served in a number of management positions with Hewlett Packard and Agilent Technologies, Inc.

Steven Rappaport has been a partner of RZ Capital, LLC since July 2002, a private investment firm that also provides administrative services for a limited number of clients. From March 1995 to July 2002, Mr. Rappaport was Director, President and Principal of Loanet, Inc., an online real-time accounting service used by brokers and institutions to support domestic and international securities borrowing and lending activities. Loanet, Inc. was acquired by SunGard Data Systems in May 2001. From March 1992 to December 1994, Mr. Rappaport was Executive Vice President of Metallurg, Inc. (“Metallurg”) and President of Metallurg’s subsidiary, Shieldalloy Corporation. He served as Director of Metallurg from 1985 to 1998. From March 1987 to March 1992, Mr. Rappaport was Director, Executive Vice President and Secretary of Telerate, Inc.(“Telerate”), an electronic distributor of financial information. Telerate was acquired by Dow Jones over a number of years commencing in 1985 and culminating in January 1990, when it became a wholly-owned subsidiary. Mr. Rappaport practiced corporate and tax law at the New York law firm of Hartman & Craven from August 1974 to March 1987. He became a partner in the firm in 1979. Mr. Rappaport is currently serving as an independent director of Presstek, Inc. (“Presstek”), a public company which has developed proprietary imaging and consumables technologies for the printing and graphic arts industries and as an independent director of a number of open and closed end funds of which Credit Suisse serves as the investment adviser.

CLASS III DIRECTORS

Name of Nominee	Age	Principal Occupation or Employment	Director Since

Robert Howard	84	Chairman of the Board of Directors of the Company	1984
Dr. Rachel Brem	48	Director of Breast Imaging and Intervention, Professor of Radiology and the Vice-Chairman in the Department of Radiology at The George Washington University Medical Center	2004
Dr. Lawrence Howard	54	General Partner of Hudson Ventures, LP	2006

Robert Howard, the founder and Chairman of the Board of Directors of the Company, a non-executive position, is the co-founder and has served since March 2007 as the Chairman of the Board and Chief Executive Officer of America Hears, Inc., a manufacturer and distributor of digital hearings aids. Mr. Howard was Chief Executive Officer of the Company from its establishment in 1984 until December of 1993. He was the founder, and from 1969 to April 1980 he served as President and Chairman of the Board, of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of computer printers, including the first impact dot matrix printer, which was invented by Mr. Howard. He resigned from Centronics’ board of directors in 1983. From April 1980 until 1983, Mr. Howard was principally engaged in the management of his investments. Commencing in mid-1982, Mr. Howard, doing business as R.H. Research, developed the ink jet technology upon which the Company was initially based and he contributed this technology, without compensation, to the Company. Mr. Howard was Chairman of the Board of Presstek from July 1988 to September 1998 and served as Chairman Emeritus of the Board of Presstek from September 1998 to December 2000. Mr. Howard was Chairman of the Board of Ionatron from its inception in 2002 until he resigned as its Chairman and a director in March 2006. Mr. Howard is the father of Lawrence Howard, a member of the Company’s Board.

Dr. Rachel Brem is currently the Director of Breast Imaging and Intervention, Professor of Radiology and the Vice-Chairman in the Department of Radiology at The George Washington University Medical Center, positions she has held since 2000. From 1991 to 1999 Dr. Brem was previously the Director of Breast Imaging at the John Hopkins Medical Institution. Dr. Brem’s research includes Minimally Invasive Breast Biopsy, New Technologies for the Earlier Diagnosis of breast cancer including Computer Aided Detection, as well as Nuclear Medicine Imaging of the Breast and Electrical Impedance Imaging of the Breast.

Dr. Lawrence Howard has been since March 1997 a general partner of Hudson Ventures, L.P. (formerly known as Hudson Partners, L.P.), a limited partnership that is the general partner of Hudson Venture Partners, L.P. (“HVP”), a limited partnership that is qualified as a small business investment company. Since March 1997, Dr. Howard has also been a managing member of Hudson Management Associates LLC, a limited liability company that provides management services to HVP. Since November 2000, Dr. Howard has been a General Partner of Hudson Venture Partners II, and a limited partner of Hudson Venture II, L.P. He was a founder and has been since November 1987, and continues to be, a director of Presstek and served in various officer positions at Presstek from October 1987 to June 1993, lastly as its Chief Executive Officer. Dr. Howard is the son of Robert Howard, the Chairman of the Company’s Board of Directors.

DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Harlan and Rappaport and Drs. Brem and Sussman, meet the director independence requirements under the applicable Marketplace Rule of The Nasdaq Stock Market LLC. In reaching this conclusion the Board reviewed the definition of independence under the applicable Nasdaq Marketplace Rule and the answers to annual questionnaires completed by each of the independent directors and also considered the investments in convertible notes of the Company made by certain of the independent directors during 2006.

BOARD OF DIRECTORS MEETINGS AND BOARD COMMITTEES

During the fiscal year ended December 31, 2006, the Board of Directors held eight meetings. In addition, the Board took action by unanimous written consent in lieu of meetings. During 2006, each of the Company’s directors, with the exception of Dr. Herschel Sklaroff who resigned from the Board in December 2006, attended at least seventy-five percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all committees on which they served.

The Company’s current policy strongly encourages that all of its Directors attend all Board and Committee meetings and the Company’s Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance. Six directors attended last year's Annual Meeting of Stockholders.

BOARD COMMITTEES

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.  The Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are comprised solely of persons who meet the definition of an “Independent Director” under the NASDAQ Marketplace Rules . In addition, the Board has determined that each member of the Audit Committee meets the independence requirements of applicable Securities and Exchange Commission (“SEC”) rules. The Audit Committee has adopted a charter, a copy of which is filed as Exhibit A to this Proxy Statement. The Nominating and Corporate Governance Committee has adopted a charter, a copy of which was filed as Exhibit A to our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 25, 2005. The Compensation Committee has adopted a charter, a copy of which is attached as Exhibit B to this Proxy Statement.  None of the charters referred to above is available on our website.

The Audit Committee, among other things, selects the firm to be appointed as the independent registered public accounting firm to audit our financial statements and reviews and discusses the scope and results of each audit with the independent registered public accounting firm and with management. The Audit Committee held seven meetings during 2006. During fiscal 2006 the Audit Committee consisted of Messrs. Harlan, Sussman and George Farley, who ceased being a director in May 2007. The Board of Directors had determined that Mr. Farley qualified as the Audit Committee’s “financial expert” under applicable SEC rules. In January 2007 the Audit Committee was reconstituted for 2007 and the Board of Directors appointed Messrs. Rappaport, Harlan and Sussman as the members of the Audit Committee and determined that each met the criteria of "independent director" under applicable Nasdaq and SEC rules and that Mr. Rappaport also meets the criteria of a financial expert.

The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board corporate governance policies for iCAD, establishing procedures for the director nomination process and recommending nominees for election to the Board.  The Nominating and Corporate Governance Committee held four meetings during 2006. During fiscal 2006 the Nominating and Corporate Governance Committee consisted of Mr. Farley, Chairman, Dr. Brem and Dr. Sklaroff until his resignation as a director of iCAD in December 2006. In January 2007 the Nominating and Corporate Governance Committee was reconstituted for 2007 and currently consists of Mr. Harlan, Chairman and Dr. Brem each of whom was determined by the Board to have met the criteria of an "independent director".

The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers. The Compensation Committee held three meetings during 2006. During fiscal 2006 the Compensation Committee consisted of Dr. Sussman, Chairman, Mr. Harlan and Dr. Brem. In January 2007 the Compensation Committee was reconstituted for 2007 and the Board of Directors appointed Dr. Sussman, Chairman and Dr. Rachel Brem as the members of the Compensation Committee and determined that each met the criteria of an "independent director".

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers. As noted under the section Certain Relationships and Related Transactions, in September 2006 we entered into Note Purchase Agreements with respect to the purchase of a total of $300,000 principal amount of our 7.25% Convertible Promissory Notes by Mr. Harlan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2006, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with, except for Robert Howard, Dr. Elliot Sussman and Dr. Herschel Sklaroff who filed a late Form 4 with respect to a stock option grant on November 14, 2006.

CODE OF BUSINESS CONDUCT AND ETHICS

iCAD has developed and adopted a comprehensive Code of Business Conduct and Ethics to cover all employees. Copies of the Code of Business Conduct and Ethics can be obtained, without charge, upon written request, addressed to:

iCAD, Inc.
98 Spit Brook Road, Suite 100
Nashua, NH 03062
Attention: Corporate Assistant Secretary

COMMUNICATIONS WITH THE BOARD

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of iCAD, Inc. c/o Assistant Corporate Secretary, 98 Spit Brook Road, Suite 100, Nashua, NH 03062. Stockholders should identify their communication as being from an iCAD stockholder. The Assistant Corporate Secretary may require reasonable evidence that the communication or other submission is made by an iCAD stockholder before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Assistant Corporate Secretary, iCAD, Inc., 98 Spit Brook, Suite 100, Nashua, NH 03062.

The Nominating and Corporate Governance Committee will consider nominees recommended by iCAD stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Committee receive. The recommendations must also state the name of the stockholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for iCAD. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to iCAD. Such persons should not have commitments that would conflict with the time commitments of a Director of iCAD. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A stockholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Stockholders to be held in 2008 is required to give written notice containing the required information specified above addressed to the Nominating and Corporate Governance Committee, c/o Assistant Corporate Secretary , iCAD, Inc., 98 Spit Brook Road, Suite 100, Nashua, NH 03062 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by iCAD’s Assistant Corporate Secretary no later than February 15, 2008.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2008 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2007, a stockholder must submit any such nomination to the Nominating and Corporate Governance Committee no later than the close of business on the sixtieth day prior to the date of the 2008 Annual Meeting.

COMPENSATION OF DIRECTORS

Compensation of Directors is determined by the Board in conjunction with recommendations made by the Nominating and Corporate Governance Committee. The following is the 2006 compensation that was paid and the 2007 compensation to be paid to those members of the Board who are not employees of iCAD or any or any of its subsidiaries and have not been employed by iCAD or any of its subsidiaries at any time since December 31, 2005 (the “Non-Employee Directors”).

2006 Compensation:

1.	Cash Compensation.

For 2006, each Non-Employee Director received an annual retainer of $18,000 except for the Chairperson of the Board of Directors who received an annual retainer of $35,000. In addition to the annual $18,000 retainer the Chairperson of the Audit Committee received an annual fee of $7,500; the Chairperson of the Compensation Committee received an annual fee of $5,000 and the Chairperson’s of other Board committees received an annual fee of $3,000. iCAD’s “financial expert” received an additional annual fee of $5,000.

With respect to Board or Board Committee meetings held after October 20, 2006 but prior to January 1, 2007, each Non-Employee Directors received $1,000 for each Board or Board Committee meeting attended in person, $1,000 for each Board meeting attended telephonically and $500 for each Board Committee meeting attended telephonically. These amounts were paid in January 2007.

2.	Equity Compensation

In November 2006 each Non-Employee Director was granted a five-year, immediately exercisable non-qualified options to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of the Common Stock on the date of issuance. These options are not subject to forfeiture as a result of the director ceasing to act as a director of iCAD.

2007 Compensation

Cash Compensation

a) Amounts. For 2007, each Non-Employee Director will receive an annual retainer of $18,000 except for the Chairperson of the Board who will receive an annual retainer of $35,000. In addition to the $18,000 retainer, the Chairperson of the Audit Committee will also receive an annual fee of $7,500; the Chairperson of the Compensation Committee will also receive an annual fee of $5,000 and the Chairperson’s of other Board committees will also receive an annual fee of $3,000. iCAD’s designated “financial expert” will also receive an additional annual fee of $5,000 unless the financial expert was also the Chairperson of the Audit Committee and received the $7,500 fee for acting as such Chairperson.

Additionally, for each Board or Board Committee meeting attended in person, each Non-Employee Director will receive $1,000. For each Board meeting attended telephonically, each Non-Employee Director will receive $1,000. For each Board Committee meeting attended telephonically, each Non-Employee Director will receive $500.

b) Payment Dates. The Non-Employee Director annual board retainer, Committee Chair retainer and the designated financial expert retainer is paid quarterly, in arrears on the 20th day of April, July, October and January of each year (or if such date is not a business day on the next following business day). The $1,000 and/or $500 fees for attendance at Board or Board Committee meetings is also to be paid in arrears on the 20th day of April, July, October and January of each year (or if such date is not a business day on the next following business day) for meetings attended in the immediately preceding quarter (each a “payment date”).

c) Election to receive options in lieu of cash fees.

In lieu of receiving the cash payments set forth in (a) above, each Non-Employee Director was entitled to choose to receive five-year non-qualified stock options to purchase that number of shares of Common Stock that has a Black-Scholes value (as determined by iCAD using the same methodology as it uses to calculate options for purposes of its audited financial statements) on a given payment date equal to the value of the cash fees the director would otherwise be entitled to. Any such election must be made by the director for an ensuing year during the “open window” period (as determined under iCAD’s Insider Trading Policy) during the fourth quarter of the preceding year. The election must be made in writing and delivered to iCAD’s Chief Executive Officer or Chief Financial Officer at our principal executive offices. The date of the open window period is the thirty calendar day period beginning three days after we release our third quarter financial results. An election, once made, is irrevocable and covers all of the cash fees for the ensuing year. Any option issued under this election will vest immediately upon the date of issuance and will have an exercise price equal to the fair market value of the Common Stock on the applicable Payment Date and will not be subject to forfeiture as a result of the director ceasing to act as a director of iCAD.

Equity Compensation

a.) Initial Awards of Options for New Directors.

Any person who is elected or appointed as an Non-Employee Director has not served as a director of iCAD in the prior calendar year automatically receives, on the date of election or appointment to the Board, an award of five-year immediately exercisable non-qualified stock options to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant and will not be subject to forfeiture as a result of the director ceasing to act as a director of iCAD.

b.) Quarterly Option Awards.

On each Payment Date, each Non-Employee Director will be granted five-year immediately exercisable non-qualified options to purchase shares of Common Stock . The options will be payable in arrears for Board or Board Committee services rendered by the Non-Employee Director in the three month period immediately preceding the date of the award (the “Service Period”). The exercise price of these options will be equal to the fair market value of the Common Stock on the applicable quarterly payment date and will not be subject to forfeiture as a result of the director ceasing to act as a director of iCAD. A total of 3,750 options will be granted to each director who served for the entire Service Period. Any Non-Employee Director who served for only a portion of the Service Period will receive proportionately fewer options.

The following table provides information on director compensation paid by the Company during 2006.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Option Awards (1) ($)	Total ($)
Robert Howard	35,000	15,781	50,781
Dr. Rachel Brem	18,000	26,302	44,302
George Farley	26,000	26,302	52,302
James Harlan	25,500	26,302	51,802
Dr. Lawrence Howard	2,250	26,302	28,552
Steven Rappaport	-	29,638	29,638
Dr. Herschel Sklaroff	18,000	15,781	33,781
Dr. Elliot Sussman	23,000	15,781	38,781

(1)
The amounts included in the “Option Awards” column represent the compensation cost recognized by us in 2006 related to stock option awards to directors, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 6 to our Consolidated Financial Statements included in our 2006 Annual Report. All options granted to directors in 2006 vested immediately.

The above table does not reflect the grant to Mr. Farley, a former director who resigned in May 2007, on October 23, 2006 of two-year options to purchase 45,000 shares of Common Stock with an exercise price of $2.07 in exchange for an equal number of options with an exercise price of $3.35 pursuant to our option exchange offer.

EXECUTIVE OFFICERS

The Company’s executive officers are Mr. Kenneth Ferry, its President and Chief Executive Officer, Ms. Darlene Deptula-Hicks, its Executive Vice President of Finance and Chief Financial Officer, Mr. Jeffrey Barnes, its Senior Vice President of Sales, Ms. Stacey Stevens, its Senior Vice President of Marketing and Strategy and Mr. Jonathan Go, its Senior Vice President of Research and Development.

Darlene Deptula-Hicks, 49, has served as the Company’s Executive Vice President of Finance and Chief Financial Officer and Treasurer since September 2006. She has more than 25 years experience in financial management within the medical device and high technology industries. Prior to joining the Company, from January 2002 to February 2006, Ms. Deptula-Hicks served as Executive Vice President and Chief Financial Officer and Treasurer of ONI Medical Systems, Inc., a venture capital-backed designer and manufacturer of high-field diagnostic imaging systems. From 1998 to 2001, Ms. Deptula-Hicks was Executive Vice President and Chief Financial Officer and Treasurer of Implant Sciences Corporation, an early stage medical device company that had its initial public offering in June of 1999. Ms. Deptula-Hicks led the pre-IPO and post-IPO activities for such company. Ms. Deptula-Hicks has also held various senior financial and accounting positions at Abiomed, Incorporated; GCA Corporation; Edwards High Vacuum International and Puritan Bennett Corporation. Ms. Deptula-Hicks also currently serves on the Board of Directors and as Chair of the Audit Committees of Technest Holding, Inc., a public defense and homeland security company and IMCOR Pharmaceutical Company, a public biotech company.

Jeffrey Barnes, 45, joined the Company in May 2006. For the 17 years prior to joining the Company Mr. Barnes served in a variety of sales and marketing management positions with Philips Medical Systems, Agilent Technologies Inc. and Hewlett Packard Healthcare Solutions Group (which was acquired in 2001 by Philips Medical Systems). From November 2002 to April 2006 he was Vice President Sales and National Sales Manager for Cardiac Resuscitation Solutions at Philips Medical Systems, where he worked closely with iCAD’s Chief Executive Officer, Kenneth Ferry. Mr. Barnes was responsible for sales and service operations at Philips’ market-leading defibrillation field organization. From May 2000 to November 2002, Mr. Barnes served as Vice President of Marketing, Americas, for the Cardiac and Monitoring Systems unit of Hewlett-Packard/Agilent and Philips Medical Systems. He was responsible for all marketing activities and certain direct sales activities for the North and South American field operation.

Stacey Stevens, 39, joined the Company in June 2006 as the Company’s Senior Vice President of Marketing and Strategy. During the past 16 years, Ms. Stevens has served in a variety of sales, business development, and marketing management positions with Philips Medical Systems, Agilent Technologies Inc. and Hewlett Packard's Healthcare Solutions Group (which was acquired in 2001 by Philips Medical Systems). From February 2005 until joining the Company she was Vice President, Marketing Planning at Phillips Medical Systems, where she was responsible for the leadership of all global marketing planning functions for Phillips’ Healthcare Business. From 2003 to January 2005, she was Vice President of Marketing for the Cardiac and Monitoring Systems Business Unit of Philips where she was responsible for all marketing and certain direct sales activities for the America's Field Operation. Prior to that, Ms. Stevens held several key marketing management positions in the Ultrasound Business Unit of Hewlett-Packard/Agilent and Philips Medical Systems.

Jonathan Go, 44, joined the Company in October 2006 as the Company’s Senior Vice President of Research and Development. Mr. Go brings more than twenty years of software development experience in the medical industry to his position with the Company. Prior to joining the Company, from February 1998 to May 2006, Mr. Go served as Vice President of Engineering at Merge eMed, a provider of RIS/PACS solutions for imaging centers, specialty practices and hospitals. At Merge eMed, Mr. Go was responsible for software development, product management, testing, system integration and technical support for all of eMed's products. From July 1986 to January 1998, Mr. Go held various development roles at Cedara Software in Toronto culminating as Director of Engineering. Cedara Software is focused on the development of custom engineered software applications and development tools for the medical imaging OEMs. At Cedara Mr. Go built the workstation program, developing multiple specialty workstations that have been adopted by a large number of OEM partners.

EXECUTIVE COMPENSATION

The following discussion covers the compensation arrangements of our current principal executive officer, our current principal financial officer and our current three other executive officers (the “Named Executive Officers’) and our directors and includes a general discussion and analysis of our compensation program for our executive officers as well as a series of tables containing specific compensation information for our Named Executive Officers and directors as well as certain former executive officers. This discussion contains forward looking statements that are based upon our current executive compensation program, policies and methodologies. We may make changes in this program and these policies and methodologies in the future, and if made, we could have materially different compensation arrangements in the future

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is intended to provide information about our compensation objectives, policies and practices for our Named Executive Officers. The Compensation Committee of our Board of Directors oversees and approves all compensation decisions relating to our Named Executive Officers.

While our compensation program includes short-term elements, such as annual base salary, and generally annual incentive cash bonuses, a significant aspect of our compensation program includes longer term elements such as equity-based incentive awards through grants of stock options or other stock-based awards. We believe that our compensation program provides an overall level of compensation that is competitive to that offered in our industry and with executives in other companies of similar size within the healthcare industry.

The Compensation Committee intends to continue its strategy of compensating executives through programs that are linked to our achievement of our business goals and objectives, including certain financial goals, such as revenue and pre-tax profitability, and individual executives are further rewarded for exceeding those goals. The Compensation Committee believes that the total compensation of executive officers should reflect their leadership abilities, initiative, the scope of their responsibilities and our success and the past and expected future contribution of each executive to that success. The Committee seeks to foster a performance-oriented environment by tying certain compensation components to the achievement of performance targets that are important to us and to our efforts to increase stockholder value. We believe that our compensation program contributes to our employees’ and Named Executive Officers’ incentive to execute on our goals.

Objectives of our Executive Compensation Program

The Compensation Committee strives to ensure that our executive compensation programs will enable us to attract and retain superior executive talent and motivate our executives to execute our business strategy and to assist us in achieving our short-term and long-term growth and earnings goals. The primary objectives of our executive compensation program are to:

•	attract, retain and fairly compensate highly talented and experienced executives in the healthcare industry for us to achieve and expand our business goals and objectives;
•	ensure executive compensation is aligned with specific performance objectives;
•	promote the achievement of strategic and financial performance measures by tying cash and equity incentives to the achievement of measurable corporate and individual performance goals; and
•	align executives’ incentives with the creation of stockholder value.

The Compensation Committee and the Board of Directors evaluate the performance of our president/chief executive officer and rely on input from our president/chief executive officer as it relates to other senior management executives. Our goal is to compensate at levels we believe are competitive with executives in other companies of similar size within the healthcare industry.

Although the Compensation Committee did not retain a compensation consultant for 2006 it did utilize the services of Diversified Search, Inc., (“Diversified”) an executive search firm for the recruitment of our president and chief executive officer and our executive vice president and chief financial officer and senior vice president of research and development. In connection with these recruitment efforts, Diversified provided the Compensation Committee with compensation comparables for all of our executive positions. In January 2007 the Compensation Committee retained the consulting firm Pearl Meyer and Partners (“Pearl Meyer”) as its independent compensation consultant to review our executive compensation programs and to advise it on matters relating to chief executive officer and other executive officer compensation.

 Forms of Compensation Paid to Executive Officers During 2006

During the fiscal year ending December 31, 2006 we hired an entire new executive management team and we provided these executive officers with the following forms of compensation:

•	Base Salary
•	Auto Allowance
•	Signing Bonus
•	Annual Incentive Bonus Compensation
•	Equity Incentives
•	Severance and Change of Control Benefits; and
•	Retirement and other Employee Benefits.

Base Salary

Base salary represents amounts paid during the fiscal year to Named Executive Officers as direct guaranteed compensation under their employment agreements for their services to us. Base salaries are an important element of compensation and are used to provide a fixed amount of compensation for the executive’s regular work. The base salaries of executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of the individual’s performance and level of pay compared to comparable companies pay levels for similar positions.

The effective date of merit increases typically is June 1st. of each year. Increases in base salaries are based upon individual performance. Base salary increases can also occur upon promotion.

The base salary of each of our Named Executive Officers is fixed pursuant to the terms of their respective employment agreements with us and, when a contract is up for, or otherwise considered for, renewal, may be increased upon a review of the executive’s abilities, experience and performance, as well as a review of salaries for executives for comparable positions at corporations which either compete with us in its business or of comparable size and scope of operations. The recommendations to the Board of Directors by the Compensation Committee with respect to base salary are based primarily on informal judgments reasonably believed to be in our best interests. Base salaries are used to reward individual performance of each Named Executive Officer on a day-to-day basis during the year, and to encourage them to perform at their highest levels. We also use our base salary as an incentive to attract top quality executives and other management employees from other companies. Moreover, base salary (and increases to base salary) are intended to recognize the overall experience, position within our company and expected contributions of each Named Executive Officer to us and our goals.

Employment Contracts

Between May 2006 and October 2006 we hired and entered into employment contracts with our five current Named Executive Officers. We did not have employment agreements with any other executive officer during 2006. In determining base salary the Compensation Committee, utilizing information obtained from Diversified and elsewhere, utilized a number of criteria, including executives’ qualifications, experience, responsibility and comparison to other companies of similar size in the healthcare industry. The material provisions of these contracts are discussed in the narrative following the Summary Compensation Table.

Auto Allowance

During 2006 and as part of their employment agreements, we agreed to pay to our Named Executive Officers an executive automobile allowance in the amount of $1,500 per month for Mr. Ferry and $1,000 per month for each of Ms. Deptula-Hicks, Mr. Barnes, Ms. Stevens and Mr. Go. The executives are responsible for paying all the expenses of maintaining, insuring and operating their automobiles. The purpose of providing the allowance is to defray the Named Executive Officer’s cost of owning and operating an automobile often used for business purposes; while preventing us from having to own and maintain a fleet of automobiles and is a taxable benefit for the Named Executive Officer.

Signing Bonus

During 2006, to help attract a talented and experienced management team we offered signing bonuses to our Named Executive Officers. We agreed to pay to signing bonus in the amount of $35,000 to Mr. Ferry, and $20,000 to each of Ms. Deptula-Hicks, Mr. Barnes, Ms. Stevens and Mr. Go. All signing bonuses were paid after commencement of their employment.

Annual Incentive Bonus Compensation

We have an Executive Incentive Bonus Plan for our Named Executive Officers. Our Named Executive Officers each have a contractual right specified in their respective employment agreements to receive an annual cash bonus, based upon goals and objectives mutually agreed by the Board of Directors and the executive, with a minimum contractual bonus for 2006. The purpose of such cash bonuses is to provide a direct financial incentive to the Named Executive Officers to achieve the goals and objectives of our company. In 2006, the following measures were taken into consideration by the Compensation Committee in evaluating the payment of cash bonuses:

1.	The strong performance of our company in the third and fourth quarters of 2006 as a direct result of the new management team;

2.	Positive changes in revenue and operating income compared to prior first and second quarters of 2006;

3.	Individual performance; and

4.	Stock performance.

In January 2007 the Compensation Committee engaged Pearl Meyer, to provide a competitive assessment of our executive compensation program. They assessed the competitiveness of our executive compensation program utilizing a peer group of nine companies, including AFP Imaging Corporation, Amicas, Inc., Bio Imaging Technologies, Inc., Clarient, Inc., CSP, Inc., Emageon, Inc., Hologic, Inc., Tripath Imaging, Inc., and Vital Images, Inc., supplemented by three published surveys. As a result of the Pearl Meyer compensation assessment and our financial results for 2006, the Board of Directors, upon recommendation of the Compensation Committee, approved 2006 bonus payments in the amounts of $175,000 for Mr. Ferry, $35,000 for Ms. Deptula-Hicks, $90,000 for Mr. Barnes, $70,000 for Ms. Stevens and $15,000 for Mr. Go. These bonuses were in lieu of any bonuses for 2006 that the Named Executive Officer’s would otherwise have been entitled to under their respective employment agreements. In addition, the amount of the incentive bonus that Ms. Stevens is eligible to receive under her employment agreement during the year ending December 31, 2007 was increased to an amount equal to 40% of her annual base salary.

Equity Incentives

The Named Executive Officers’ and our other employees are eligible to receive equity incentive awards under our equity incentive plans.  On occasion, we grant options outside of a formal stockholder approved plan to new employees, including new executive officers, as an inducement to their employment with us. The primary goal of the use of these incentives is to create long-term value for stockholders by providing the Named Executive Officers with an additional incentive to work towards maximizing stockholder value. The Compensation Committee views equity incentive awards as one of the more important components of our long-term, performance-based compensation philosophy. The grant of equity incentive awards to executive officers encourages equity ownership in iCAD and closely aligns the Named Executive Officers’ interests to the interests of all the stockholders.

Equity awards may take the form of stock options, restricted stock, unrestricted stock, stock units including restricted stock units, performance awards and other stock-based awards. The mix of cash and equity-based awards, as well as the types of equity-based awards, granted to our Named Executive Officers may vary in the future from year to year. Consideration may be given to various factors, such as the relative merits of cash and equity as a device for retaining and motivating the Named Executive Officers, the practices of other companies, individual performance, an individual’s pay relative to others, contractual commitments pursuant to employment or other agreements, and the value of already-outstanding grants of equity in determining the size and type of future equity-based awards that may be granted in the future to each Named Executive Officer.

These awards are generally provided through initial grants at or near the date of hire and through subsequent periodic grants. Equity incentive awards granted to the Named Executive Officers’ and other employees in the form of stock options have exercise prices not less than the fair market value of the stock on the date of the grant or award. Equity incentive awards vest and become exercisable at such time as determined by the Compensation Committee or Board of Directors. The initial grant is designed for the level of the job that the executive holds and is designed to motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Periodic additional equity incentive awards within the comparable range for the job are expected to be granted to reflect the executives’ ongoing contributions to us, to create an incentive to remain in our employ and to provide a long-term incentive to achieve or exceed the our financial goals.

Severance and Change of Control Benefits

We have entered into employment agreements with each of the Named Executive Officers. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances, including, in the event of a “change in control”. See “Executive Compensation - Narrative Disclosure to Summary Compensation Table - Employment Contracts for our Named Executive Officers” and “Severance and Change of Control Benefits” appearing after the Outstanding Equity Awards At Fiscal Year-End table for a description of the severance and change in control benefits

Retirement and Other Employee Benefits

We provide various employee benefit programs to all employees, including medical, dental, life insurance, short and long term disability and a 401k plan to which in early 2007 we added an employer matching contribution. Executives are eligible to participate in all our employee benefit programs, in each case on the same basis as other employees. In addition, we paid a $2,140 life insurance premium on behalf of Mr. Ferry.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as amended and in this Proxy Statement.

By the Compensation Committee: Elliot Sussman, M.D. (Chairperson) and Rachel Brem, M.D

Executive Compensation Tables

The following table provides information on the compensation provided during 2006 to (i) those persons who served in the capacity as our Chief Executive Officer, (ii) those persons who served in the capacity as our Chief Financial Officer, and (iii) the three highest paid executive officers other than persons who served in the capacities as our Chief Executive Officer or Chief Financial Officer, who served in such capacity during 2006 and at the end of 2006 whose total compensation exceeded $100,000 (collectively “the Named Persons”).

SUMMARY COMPENSATION TABLE

		Salary	Bonus (1)	Option Awards (9)	All Other Compensation (10)	Total
Name and Principal Position	Year	$	$	$	$	$
Kenneth Ferry (4)
President, Chief Executive Officer, Director	2006	190,385	210,000	361,536	13,563	775,484
W. Scott Parr (2)
President, Chief Executive Officer, Director	2006	257,885	-	258,000	-	515,885
Darlene Deptula-Hicks (5)
Executive Vice President of Finance, Chief Financial Officer	2006	58,423	55,000	90,438	3,462	207,323
Annette Heroux (3)
Vice President of Finance, Chief Financial Officer	2006	154,904	20,000	2,623	-	177,527
Jeffrey Barnes (6)
Senior Vice President of Sales	2006	113,846	110,000	101,682	7,385	332,913
Stacey Stevens (7)
Senior Vice President of Marketing and Strategy	2006	90,462	90,000	83,246	5,379	269,087
Jonathan Go (8)
Senior Vice President of Research and Development	2006	32,019	35,000	63,212	2,077	132,308

(1)
The amounts include (i) signing bonuses paid to the following Named Persons under the terms of their respective employment agreements -Kenneth Ferry ($35,000), Darlene Deptula-Hicks ($20,000), Jeffrey Barnes ($20,000), Stacey Stevens ($20,000) and Jonathan Go ($20,000) and (ii) bonuses earned for 2006 and paid in 2007 that were awarded to the following Named Persons in lieu of any incentive bonus to which they were otherwise entitled to under the terms of their respective employment agreements: Kenneth Ferry ($175,000); Darlene Deptula-Hicks ($35,000), Jeffrey Barnes ($90,000), Stacey Stevens ($70,000) and Jonathan Go ($15,000).

(2)	Mr. Parr resigned from the position of President and Chief Executive Officer and employee of our company in May 2006.
(3)
Ms. Heroux resigned from the position of Vice President of Finance and Chief Financial Officer of our company in September 2006 although she continues to be employed by us as Vice President of Administration.

(4)	Mr. Ferry joined our company on May 15, 2006.
(5)	Ms. Deptula-Hicks joined our company on September 11, 2006.
(6)	Mr. Barnes joined our company on May 15, 2006.
(7)	Ms. Stevens joined our company on June 1, 2006.
(8)	Mr. Go joined our company on October 23, 2006.
(9)
The amounts included in the “Option Awards” column represent the compensation cost recognized by us in 2006 related to stock option awards granted in 2006 to our Named Executive Officers or, with respect to Mr. Parr’s options, cost recognized by us resulting from the modification of Mr. Parr’s options pursuant to his separation agreement with us, computed in accordance with Statement of Financial Accounting Standards No. 123R. For a discussion of valuation assumptions, see Note 6(b) to our consolidated financial statements included in our 2006 Annual Report.

(10)
The amounts shown in the “All Other Compensation” column for Mr. Ferry consists of an automobile allowance of $11,423 and $2,140 of life insurance premiums paid by us. For the other Named Persons the amounts represent payments of an automobile allowance.

Narrative Disclosure to Summary Compensation Table

Employment Contracts for our Named Executive Officers

During 2006 we negotiated and entered into the following employment agreements with our Named Executive Officers and their compensation in part is determined based upon these employment agreements. A description of provisions of these agreements providing for certain post-termination payments upon termination of their employment are described following the “Outstanding Equity Awards At Fiscal Year-End table under the caption “Severance and Change of Control Benefits- Termination for Cause, without Cause, or due to a Change in Control”.

Mr. Kenneth Ferry, our President and Chief Executive Officer

We entered into an employment agreement with Mr. Ferry in April 2006 that provides for his employment as our Chief Executive Officer and President for a term commencing in May 2006 and expiring on December 31, 2008, subject to automatic one-year renewals after the expiration of the initial term under certain conditions at an annual base salary of $300,000. The agreement also provided for Mr. Ferry to receive a signing bonus of $35,000 and for his eligibility to receive during each employment year during the term of his agreement an annual incentive bonus in each calendar year of up to $100,000 (except for the 2006 fiscal year where the incentive bonus would not be less than $50,000) if we achieve goals and objectives mutually agreed upon by our Board and Mr. Ferry. Mr. Ferry is also entitled to customary benefits, including participation in employee benefit plans, and reasonable travel and entertainment expenses as well as a monthly automobile allowance.

The base salary agreed to for Mr. Ferry was $300,000, effective his date of hire of May 8, 2006. While no compensation consultant was utilized in establishing Mr. Ferry’s base salary and incentive pay, based on his past professional experience and credentials we believed that the compensation package provided to Mr. Ferry was comparable to that of chief executive officers for companies of similar size in the healthcare sector.

Ms. Darlene Deptula-Hicks, our Executive Vice President of Finance and Chief Financial Officer

We entered into an employment agreement with Ms. Deptula-Hicks in September 2006 that provides for her employment as our Executive Vice President of Finance and Chief Financial Officer for a term commencing on September 11, 2006 and expiring on December 31, 2008 subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $205,000. The agreement also provided for Ms. Deptula-Hicks to receive a signing bonus of $20,000 and for her eligibility to receive during each employment year during the term of the Agreement an annual incentive bonus in each calendar year of up to $82,000 (except for the 2006 fiscal year where the incentive bonus would not be less than $27,000) if we achieve goals and objectives mutually agreed upon by the Board and Ms. Deptula-Hicks. Ms. Deptula-Hicks is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance.

The base salary agreed to for Ms. Deptula-Hicks was $205,000, effective her date of hire of September 11, 2006. While no compensation consultant was utilized in establishing Ms. Deptula-Hicks’ base salary and incentive pay, based on her past professional experience and credentials we believed that the compensation package provided to Ms. Deptula-Hicks was comparable to that of chief financial officers for companies of similar size in the healthcare sector.

Mr. Jeffrey Barnes, our Senior Vice President of Sales

We entered into an employment agreement with Mr. Barnes in April 2006 that provides for his employment as our Senior Vice President of Sales for a term commencing on May 15, 2006 and expiring on December 31, 2008 subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $185,000. The agreement also provided for Mr. Barnes to receive a signing bonus of $20,000 and for his eligibility to receive during each employment year during the term of the Agreement an annual incentive bonus in each calendar year of up to $74,000 (except for the 2006 fiscal year where the incentive bonus would not be less than $37,000) if we achieve goals and objectives mutually agreed upon by the Board and Mr. Barnes. Mr. Barnes is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance.

The base salary agreed to for Mr. Barnes was $185,000, effective his date of hire of May 15, 2006. While no compensation consultant was utilized in establishing Mr. Barnes base salary and incentive pay, based on his past professional experience and credentials we believed that the compensation package provided to Mr. Barnes was comparable to that of Senior Vice President of Sales for companies of similar size in the healthcare sector.

Ms. Stacey Stevens, our Senior Vice President of Marketing and Strategy

We entered into an employment agreement with Ms. Stevens in May 2006 that provides for her employment as our Vice President of Marketing and Strategy for a term commencing on June 1, 2006 and expiring on December 31, 2008 subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $160,000. The agreement also provided for Ms. Stevens to receive a signing bonus of $20,000 and for her eligibility to receive during each employment year during the term of the Agreement an annual incentive bonus in each calendar year of up to $48,000 (except for the 2006 fiscal year where the incentive bonus would not be less than $24,000) if we achieve goals and objectives mutually agreed upon by the Board and Ms. Stevens. Ms. Stevens is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance.

The base salary agreed to for Ms. Stevens was $160,000, effective her date of hire of June 1, 2006. While no compensation consultant was utilized in establishing Ms. Stevens base salary and incentive pay, based on her past professional experience and credentials we believed that the compensation package provided to Ms. Stevens was comparable to that of chief marketing officers for companies of similar size in the healthcare sector.

Mr. Jonathan Go, our Senior Vice President of Research and Development

We entered into an employment agreement with Go in October 2006 that provides for his employment as our Senior Vice President of Research and Development for a term commencing on October 23, 2006 and expiring on December 31, 2008 subject to automatic one year renewals at the end of the initial term, subject to certain conditions, at an annual base salary of $185,000. The agreement also provided for Mr. Go to receive a signing bonus of $20,000 and for his eligibility to receive during each employment year during the term of the Agreement an annual incentive bonus in each calendar year of up to $74,000 (except for the 2006 fiscal year where the incentive bonus would be determined on a pro rata basis by the Company’s Board of Directors) if we achieve goals and objectives mutually agreed upon by the Board and Mr. Go. Mr. Go is also entitled to customary benefits, including participation in employee benefit plans and reasonable travel and entertainment expenses as well as a monthly automobile allowance.

The base salary agreed to for Mr. Go was $185,000, effective his date of hire of October 23, 2006. While no compensation consultant was utilized in establishing Mr. Go’s base salary and incentive pay, based on his past professional experience and credentials we believed that the compensation package provided to Mr. Go was comparable to that of Senior VP’s of Research and Development for companies of similar size in the healthcare sector.

GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target (1) ($)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Maximum (1) ($)	All Other Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)
Kenneth Ferry	5/15/2006	100,000	100,000	800,000	1.59

Darlene Deptula-Hicks	9/11/2006	82,000	82,000	275,000	1.80

Jeffrey Barnes	5/15/2006	74,000	74,000	225,000	1.59

Stacey Stevens	6/1/2006	64,000	64,000	150,000	1.98

Jonathan Go	11/3/2006	74,000	74,000	200,000	2.27

(1)
The Estimated Future Payouts under Non-Equity Incentive Plan Awards represents the eligibility of the Named Executive Officers listed in the table to receive an annual incentive bonus in each calendar year pursuant to their respective employment agreements if we achieve goals and objectives established by the Board or Compensation Committee. According to the terms of their employment agreements these Named Executive Officers are eligible to receive, for each employment year, during the term of their employment agreement the following annual incentive bonus each calendar year (i) up to $100,000 for Mr. Ferry (which represents 33% of his base salary at December 31, 2006), (ii) up to $82,000 for Ms. Deptula-Hicks (which represents 40% of her base salary at December 31, 2006), (iii) up to $74,000 for Mr. Barnes (which represents 40% of his base salary at December 31, 2006), and (iv) up to $74,000 for Mr. Go (which represents 40% of his base salary at December 31, 2006). With respect to Ms Stevens, the amount of incentive bonus that she is eligible to receive under her employment agreement was increased in January 2007 to an amount equal to 40% of her annual base salary (or a bonus of up to $64,000 based upon 4-0% of her base salary at December 31, 2006). As set forth in note (1) to the Summary compensation Table, in January 2007 the Named Executive Officers were awarded bonuses for 2006 in lieu of any contractual bonus they otherwise were entitled to receive under the terms of their respective employments agreements. Additional terms of these employment contracts are discussed in the narrative following the Summary Compensation Table, on page 21.

(2)
Pursuant to their respective employment agreements and in consideration of their employment with us we granted our Named Executive officers outside of a formal stock option plan five-year non-qualified stock options to purchase the following number of shares of our common stock: Kenneth Ferry:-800,000; Darlene Deptula-Hicks-275,000; Jeffrey Barnes-225,000; Stacey Stevens-150,000 and Jonathan Go-200,000. A description of the vesting provision of these options is set forth in footnote (1) to the Outstanding Equity Awards at Fiscal Year-End table below.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding stock options held by each of the Named Persons at December 31, 2006.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Kenneth Ferry	320,000	(1)	480,000	(1)	1.59	5/15/2011
W. Scott Parr	125,000		-		0.81	9/1/2009
	4,000		-		0.95	10/2/2011
	1,125		-		1.00	9/11/2008
	1,125		-		1.00	12/23/2008
	272,931		-		1.13	5/12/2008
	2,337		-		1.13	10/7/2009
	25,000		-		1.75	1/16/2012
	250,000		-		2.07	10/23/2008
Darlene Deptula-Hicks	55,000	(1)	220,000	(1)	1.80	9/11/2011
Annette Heroux	6,600		-		0.81	7/7/2009
	3,000		-		0.95	10/2/2011
	15,000		-		1.13	5/12/2008
	8,317		-		1.13	10/7/2009
	20,183		-		1.55	11/4/2012
	15,000		-		1.75	9/21/2010
	20,000		-		1.75	1/16/2012
	35,000		-		2.07	10/23/2008
	25,000		-		2.69	11/29/2012
	-		20,000		1.54	6/26/2011
Jeffrey Barnes	90,000	(1)	135,000(1	(1)	1.59	5/15/2011
Stacey Stevens	60,000	(1)	90,000	(1)	1.98	6/1/2011
Jonathan Go	40,000	(1)	160,000	(1)	2.27	11/3/2011

(1)
The foregoing options vest in five installments at various times between May 15, 2006 and October 23, 2009. The first installment vest on the grant date of the option, the second installment vest 6 months following the grant date and the remaining three installments vest annually on the grant date of each option. Vesting of the options accelerates as to the shares to which the options become exercisable at the latest date (to the extent any such shares remain unvested at the time), upon the closing sale price of our common stock for a period of twenty (20) consecutive trading days exceeding (i) 200% of the exercise price of the per share of the options; (ii) 300% of the exercise price per share of the options or (iv) 400% of the exercise price per share of the options.

Severance and Change of Control Benefits

As noted in the Compensation Discussion and Analysis under the subheading “Base Salary” in 2006 we entered into substantially similar employment agreements with each of our Named Executive Officers. These agreements provide for certain payments and other benefits if a Named Executive Officer’s employment with us is terminated under circumstances specified in his or her respective agreement, including a “change in control” of iCAD. A Named Executive Officer’s rights upon the termination of his or her employment will depend upon the circumstances of the termination.

Under the agreements, a Change in Control would include any of the following events:

• any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than (i) the executive, iCAD or its subsidiaries or affiliates or, (ii) any fiduciary holding securities under an employee benefit plan of iCAD or its subsidiaries) becomes the “beneficial owner” of 50% or more of our voting outstanding securities;

• our stockholders approve the sale of iCAD through a merger or a sale of our assets or otherwise; or

• a majority of our directors are replaced in certain circumstances during any period of twelve (12) consecutive months (but only with respect to Mr. Ferry’s agreement).

Termination by Reason of Death or Disability

The executive’s employment under the employment agreements may be terminated without breach in the event of death or disability. In the event of the termination of the executive’s employment by reason of death or disability, we shall pay the executive’s base salary though the date of termination, at the rate then in effect, and all expenses and accrued benefits arising prior to termination which are payable to the executive pursuant to his or her employment agreement through the date of termination.

Termination for Cause, without Cause, or due to a Change in Control

If a Named Executive Officer’s employment shall be terminated for “cause”, we shall pay the executive his or her base salary through the date of termination at the rate then in effect, and all expenses and accrued benefits arising prior to such termination which are payable to the executive pursuant to his or her employment agreement through the date of termination.

If a Named Executive Officer’s employment shall be terminated “without cause” prior to the expiration of his or her employment agreement, we pay to the executive all expenses and accrued benefits arising prior to the date of termination and we shall continue to pay the executives base salary as then in effect for the greater of (i) the remainder of the term of the employment agreement or (ii) a period of one year from the date of termination. No later than 15 calendar days from the date that we file our Form 10-K, we are also required to pay a pro rata portion of the incentive bonus, if any, earned for that employment year through the date of termination in the discretion of the Board of Directors. Additionally, the executive shall be entitled to continue to participate in all employee benefit plans that we provide generally to our senior executives.

The following table quantifies the estimated maximum amount of payments and benefits under our employment agreements to which the Named Executive Officers would be entitled if they were terminated without cause on December 31, 2006, but not in connection with a “change in control” of iCAD.

Name	Present Value of Remaining Salary Payments ($)	Present Value of Prorata Bonus ($)	Value of Continuing Health Benefits ($)	Total Termination Benefits ($)
Kenneth Ferry	564,933	172,348	8,978	746,259
Darlene Deptula-Hicks	386,038	34,470	28,106	448,613
Jeffrey Barnes	348,375	88,636	28,106	465,117
Stacey Stevens	301,298	68,939	-	370,237
Jonathan Go	348,375	14,773	28,106	391,254

In the event a Named Executive Officers employment is terminated within six months (for Mr. Ferry, Ms. Deptula-Hicks and Mr. Go) or three months (for Mr. Barnes and Ms. Stevens) following a change in control by us without cause or by the executive for good reason, then we shall pay to the executive as severance pay and as liquidated damages an amount equal to (i) (a) his or her base salary as then in effect for the greater of (x) the remainder of the original term of the employment agreement or (y) for Mr. Ferry a period of two years from the date of termination and for all other executives a period of one year from the date of termination plus (b) an amount equal to the incentive bonus which would otherwise been payable for the employment year in which the date of termination occurs in monthly installments commencing 30 days following the date of termination or (ii) a lump sum cash payment equal to the present value of the payment otherwise due under clause (i); provided that if such severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the Named Executive Officer has the right to receive from us, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the executive under any plan for the benefit of employees, which would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986), then such severance payment or other benefit shall be reduced to the largest amount that will not result in receipt by the Executive of a parachute payment.

If within six months (for Mr. Ferry, Ms. Deptula-Hicks and Mr. Go) or three months (for Mr. Barnes and Ms. Stevens) after the occurrence of a change in control, we terminate the executive’s employment without cause or the executive terminates his or her employment for good reason, then notwithstanding the vesting and exercisability schedule in any stock option agreement between us and the executive, all unvested stock options shall immediately vest and become exercisable and shall remain exercisable for not less than 180 days.

The receipt of the payments and benefits to the Named Executive Officers under their employment agreements are generally conditioned upon their complying with customary non-solicitation, non-competition, confidentiality, non-interference and non-disparagement provisions. By the terms of such agreements, the executives acknowledge that a breach of some or all of the covenants described in their employment agreement will entitle us to injunctive relief restraining the commission or continuance of any such breach, in addition to any other available remedies.

The following table provides the term of such covenants following the termination of employment as it relates to each Named Executive Officer:

Covenant	Kenneth Ferry	Darlene Deptula-Hicks	Jeffrey Barnes	Stacey Stevens	Jonathan Go

Confidentiality	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise	Infinite duration for trade secrets and five years otherwise

Non-solicitation	Two Years	Two Years	Two Years	Two Years	Two Years

Non-competition	Two Years	Two Years	Two Years	Two Years	Two Years

Non-interference	Two Years	Two Years	Two Years	Two Years	Two Years

Non-disparagement	Infinite duration	Infinite duration	Infinite duration	Infinite duration	Infinite duration

The following table quantifies the estimated maximum amount of payments and benefits under our employment agreements and agreements relating to awards granted under our equity incentive and stock option plans to which the Named Executive Officers would be entitled upon termination of employment if we terminated their employment without cause within three or six months following a “change in control” of iCAD that (by assumption) occurred on December 31, 2006.

Name	Present Value of Salary & Bonus Payment ($)	Value of Accelerated Vesting of Equity Awards (1) ($)	Total Termination Benefits ($)
Kenneth Ferry	729,705	217,082	946,787
Darlene Deptula-Hicks	418,992	93,777	512,769
Jeffrey Barnes	433,115	61,054	494,169
Stacey Stevens	367,206	42,503	409,709
Jonathan Go	362,499	65,074	427,573

(1)
This amount represents the unrealized value of the unvested portion of the respective Named Executive Officer’s stock options based upon a closing price of $2.95 of our common stock on December 29, 2006 and calculated in accordance with Section 280G of the Internal Revenue Code of 1986 ("Code") and the regulations promulgated thereunder.

Retirement and Other Employee Benefits

We provide various employee benefit programs to all employees, including medical, dental, life insurance, short and long term disability and a 401k plan which in early 2007 we added an employer matching contribution. Executives are eligible to participate in all our employee benefit programs, in each case on the same basis as other employees. In addition, we paid a $2,140 life insurance premium on behalf of Mr. Ferry.

Separation Agreements with Former Officer

On April 19, 2006 we entered into a separation agreement and release with W. Scott Parr, our then Chief Executive Officer and President, providing for his resignation from those positions with us effective May 15, 2006. Pursuant to the agreement Mr. Parr received his salary through May 15, 2006 and will receive a total separation payment equal to $480,000 less applicable taxes and withholding, payable in 24 monthly installments. In addition, the agreement provides Mr. Parr the ability to exercise his options to purchase common stock through the then existing term of the options. Mr. Parr also receives benefits under our healthcare plan.

Recent Changes in Executive Compensation

On May 17, 2007, our Board of Directors, upon the recommendation and approval of the Compensation Committee of our Board, approved the following base salaries for our executive officers, effective June 1, 2007: Kenneth Ferry, our Chief Executive Officer - $325,000; Darlene Deptula-Hicks, our Executive Vice President of Finance and Chief Financial Officer - $220,000; Jeffrey Barnes, our Senior Vice President of Sales - $200,000; Jonathan Go, our Senior Vice President of Research and Development - $195,000; and Stacey Stevens, our Senior Vice President of Marketing and Strategy - $180,000. In addition, the amount of the incentive bonus that each of these executives is eligible to receive under, and subject to the terms of, their respective employment agreements with us, during the year ending December 31, 2007 was set at 40% (55% for Mr. Ferry) of their respective base salaries. The amount of the incentive bonuses will be based upon our achieving for the fiscal year ending December 31, 2007 targeted levels (the “Target Amounts”) of (i) pre-tax earnings (less FAS 123R expense) as to the bonuses for all of the executives and (ii) revenue as to the bonuses for Mr. Barnes and Ms. Stevens. Our executive officers will qualify to receive a bonus payment equal to 70% of their incentive bonus if we achieve 90% of the respective Target Amount(s) with the amount of their incentive bonus increasing by three percentage points for each one percentage point increase in the respective Target Amount(s) achieved by us. The Committee and Board also agreed that they will consider increasing the amount of the incentive bonuses by up to an additional 100% if we achieve greater than 100% of the Target Amount(s) but they have not approved any such increase. The specific amounts payable to the named executive officers have not been determined.

Item 12.   Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information regarding our Common Stock and Series A Convertible Preferred Stock owned on May 29, 2007 by (i) each person who is known to us to own beneficially more than 5% of the outstanding shares of our Common Stock (ii) each person named in the Summary Compensation Table, (iii) each of our directors and (iv) all current executive officers and directors as a group. The table also provides information regarding beneficial owners of more than 5% of the outstanding shares of our Series A Convertible Preferred Stock. Unless otherwise indicated below, the address of each beneficial owner is c/o iCAD, Inc. 98 Spit Brook Road, Suite 100, Nashua, New Hampshire 03062.

BENEFICIAL OWNERSHIP TABLE

		Number of Shares
Title	Name and Address of	Beneficially		Percentage
of Class	Beneficial Owner	Owned (1) (2)		of Class
Common	Robert Howard	5,709,787	(3)	14.1%
Common	Donald Chapman	1,938,205	(4)	5.0%
Preferred Series A		4,600		100.0%
Common	Maha Sallam	1,707,071	(5)	4.5%
Common	Dr. Lawrence Howard	1,273,407	(6)	3.3%
Common	Kenneth Ferry	900,000	(7)	2.3%
Common	W. Scott Parr	384,127	(8)	1.0%
Common	Dr. Rachel Brem	79,111	(9)	*
Common	James Harlan	396,348	(10)	1.0%
Common	Steven Rappaport	205,221	(11)	*
Common	Dr. Elliot Sussman	131,892	(12)	*
Common	Jeffrey Barnes	209,412	(13)	*
Common	Jonathan Go	80,000	(14)	*
Common	Darlene Deptula-Hicks	165,000	(15)	*
Common	Stacey Stevens	149,412	(16)	*
Common	Annette Heroux	189,179	(17)	*
Common	All current executive officers and	11,006,661	(3), (5), (6),	25.7%
	directors as a group (12 persons)	(7) & (9) through (16)

* Less than one percent

(1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date, upon the exercise of options, warrants or rights; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner’s percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date, have been exercised.

(2)	Unless otherwise noted, we believe that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

(3)
Includes options to purchase 75,000 shares of Common Stock at $2.76 per share, 15,000 shares at $2.82 per share and 3,750 shares at $3.50 per share, 1,427,257 shares of the Common Stock pursuant to convertible notes issued to Mr. Howard pursuant to the Loan Agreement with us and 794,118 shares pursuant to a convertible note issued to Mr. Howard in September 2006 and 20,000 shares beneficially owned by Mr. Howard’s wife.

(4)
Includes 28,000 shares owned by Mr. Chapman’s wife, 460,000 shares of Common Stock issuable upon conversion of 4,600 shares of Series A Convertible Preferred Stock and 340,000 shares of Common Stock issuable upon conversion of 680 shares of Series B Convertible Preferred Stock owned by Mr. Chapman.

(5)	Includes options to purchase 56,250 shares of Common Stock at $0.80 per share, 100,000 shares at $3.49 per share and also includes 183,625 shares beneficially owned by Dr. Sallam’s husband.

(6)
Includes options to purchase 25,000 shares of Common Stock at $2.82 per share and 3,750 shares at $3.50 per share, 192,157 shares of Common Stock pursuant to convertible notes issued to Dr. Howard in 2006 and also includes 52,500 shares beneficially owned by Dr. Howard’s children.

(7)	Includes options to purchase 640,000 shares of Common Stock at $1.59 per share and 200,000 shares of Common Stock pursuant to a convertible note issued to Mr. Ferry in 2006.

(8)	Includes options to purchase 250,000 shares at $2.07 per share and also includes 11,000 shares beneficially owned by Mr. Parr’s wife.

(9)	Includes options to purchase 45,000 shares of Common Stock at $3.35 per share, 25,000 shares at $2.82 per share and 9,111 shares at $3.50 per share.

(10)
Includes options to purchase 25,000 shares of Common Stock at $1.75 per share, 75,000 shares at $1.55 per share, 25,000 shares at $2.82 per share, 9,877 shares at $3.50 per share, and also includes 176,471 shares of Common Stock pursuant to a convertible note issued to Mr. Harlan in 2006.

(11)
Includes options to purchase 25,000 shares of Common Stock at $3.18 per share, 3,750 shares at $3.50 per share, and 176,471 shares of Common Stock pursuant to a convertible note issued to Mr. Rappaport in 2006.

(12)
Includes options to purchase 15,000 shares of Common Stock at $1.55 per share, 15,000 shares at $2.82 per share, 10,068 shares at $3.50 per share, and also includes 58,824 shares of Common Stock pursuant to a convertible note issued to Dr. Sussman in 2006.

(13)	Includes options to purchase 180,000 shares of Common Stock at $1.59 per share and 29,412 shares of Common Stock pursuant to a convertible note issued to Mr. Barnes in 2006.

(11)	Includes options to purchase 80,000 shares of Common Stock at $2.27 per share.

(15)	Includes options to purchase 165,000 shares of Common Stock at $1.80 per shares.

(16)	Includes options to purchase 120,000 shares of Common Stock at $1.98 per share and 29,412 shares of Common Stock pursuant to a Convertible note issued to Ms. Stevens in 2006.

(17)
Includes options to purchase 6,600 shares of Common Stock at $0.81 per share, 3,000 shares at $0.95 per share, 23,317 shares at $1.13 per share, 20,183 shares at $1.55 per share, 6,667 shares at $1.54 per share, 35,000 shares at $1.75 per share, 25,000 shares at $2.69 per share, and 35,000 shares at $3.92 per share, and also includes 29,412 shares of Common Stock pursuant to a convertible note issued to Ms. Heroux in 2006.

Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2006.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category:
Equity compensation plans approved by security holders:	3,978,730	$2.22	317,362
Equity compensation plans not approved by security holders (1):	2,653,311	$3.18	-0-
Total	6,632,041	$2.60	317,362

(1)
Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with warrant and non-plan option holders. These warrants and options are five years in duration, expire at various dates between November 24, 2008 and November 11, 2010, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. See Note 6 of Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2006 for a description of our Stock Option and Stock Incentive Plans and certain information regarding the terms of the non-plan options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee is generally responsible for reviewing and approving or ratifying related-persons transactions. A related person is any executive officer, director, nominee for director or more than 5% stockholder of iCAD, including any of their immediate family members, and any entity owned or controlled by such persons. In addition, pursuant to our Code of Business Conduct and Ethics, all of our employees and directors who have become aware of a conflict or potential conflict of interest, are required to notify our Chief Executive Officer.

Certain Transactions

On June 13, 2006, we borrowed $2,000,000 from Mr. Robert Howard, the Chairman of our Board of Directors, pursuant to the Loan Agreement (“Loan Agreement”). At December 31, 2006, $2,258,906 was owed by us to Mr. Howard pursuant to the Loan Agreement with $2,741,094 available for future borrowings under the Loan Agreement. Notwithstanding the current expiration date of Loan Agreement is March 31, 2008, which is subject to extension by the parties, Mr. Howard has advised us that he does not intend to call in the outstanding principal balance under the Loan Agreement prior to March 31, 2009. Mr. Howard has also agreed that while the Loan Agreement exists not to convert any outstanding advances under the Loan Agreement into shares of our Common Stock that would exceed the available shares for issuance defined as the authorized shares of iCAD’s common stock less issued and outstanding common shares less any reserved shares for outstanding convertible preferred stock, convertible debt, non-employee warrants and non-employee stock options.

On June 19, 2006, Dr. Lawrence Howard, who is currently a Director of iCAD, entered into a Note Purchase Agreement with respect to the purchase from us by Dr. Howard of an aggregate of $200,000 principal amount of a 7% Convertible Note due June 19, 2008 (the “Howard Note”) at a purchase price of $200,000. Interest on the Howard Note is payable on the due date. Principal and accrued and unpaid interest under the Howard Note can be converted by the holder into shares of our common stock at $1.50 per share. Payment of principal under the Howard Note can be accelerated by the holder if we file for, or are found by a court to be, bankrupt or insolvent and we can prepay the Howard Note prior to the due date. Dr. Howard has also agreed that he will not convert any principal amount or accrued and unpaid interest outstanding under the Howard Note into shares of iCAD common stock that would exceed the number of shares of common stock then available for issuance defined as the authorized shares of common stock less issued and outstanding common shares less any reserved shares for outstanding convertible preferred stock, non-employee warrants and non-employee stock options.

On June 20, 2006, Mr. Kenneth Ferry, our Chief Executive Officer, entered into a Note Purchase Agreement with respect to the purchase from us by Mr. Ferry of an aggregate of $300,000 principal amount of a 7% Convertible Note due June 20, 2008 (the “Ferry Note”) at a purchase price of $300,000. Interest on the Ferry Note is payable on the due date. Principal and accrued and unpaid interest under the Ferry Note can be converted by the holder into shares of iCAD common stock at $1.50 per share. Payment of principal under the Ferry Note can be accelerated by the holder if we file for, or are found by a court to be, bankrupt or insolvent and we can prepay the Ferry Note prior to the due date. Mr. Ferry has also agreed that he will not convert any principal amount or accrued and unpaid interest outstanding under the Ferry Note into shares of common stock that would exceed the number of shares of common stock then available for issuance defined as the authorized shares of common stock less issued and outstanding common shares less any reserved shares for outstanding convertible preferred stock, non-employee warrants and non-employee stock options.

On September 12, 14, and 19, 2006 we entered into Note Purchase Agreements with respect to the purchase of a total of $3,000,000 principal amount of 7.25% Convertible Promissory Notes (“Notes”) by a total of ten accredited investors including the following: Mr. Robert Howard (as to $1,350,000), Mr. James Harlan (as to $300,000), Dr. Elliott Sussman (as to $100,000), all of whom are currently directors of iCAD, Mr. Steven Rappaport (as to $300,000) and Dr. Lawrence Howard (as to $100,000) who subsequently became and are currently Directors of iCAD, a total of $700,000 from two non-affiliated investors, and $50,000 by each of the following of our employees and/or executive officers: Mr. Jeffrey Barnes, Ms. Stacey Stevens and Ms. Annette Heroux. The Notes are due two years from the date of issue. Interest on the Notes is payable on the due date. Principal and accrued and unpaid interest under the Notes can be converted by each holder into shares of common stock at $1.70 per share. Payment of principal under the Notes can be accelerated by the holder if we file for, or are found by a court to be, bankrupt or insolvent and we can prepay the Notes prior to the due date. The Notes issued on September 19, 2006 in the aggregate principal amount of $1,000,000 were issued with a conversion price below the market price of $1.80 per share and we recorded on our financial statements a discount to Notes Payable of $58,824 to reflect the beneficial conversion feature.

On April 19, 2006 we entered into a separation agreement and release with W. Scott Parr, our Chief Executive Officer and President, providing for his resignation from those positions effective May 15, 2006. Pursuant to the agreement Mr. Parr received his current salary through May 15, 2006 and will receive a separation payment equal to $480,000 less applicable taxes and withholding, payable in 24 monthly installments. Mr. Parr also receives benefits under our healthcare plans.

AUDIT COMMITTEE REPORT

The Audit Committee met with management and representatives of BDO Seidman, LLP to review preparations for the audit including reviews of control procedures required pursuant to implementation of Section 404 of the Sarbanes-Oxley Act of 2002, and the procedures and timing of the audit of our financial statements. Following completion of the audit of the financial statements, the Audit Committee met with representatives of BDO Seidman, LLP and management to review the audit findings. The Audit Committee also discussed with representatives of BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards 61, as amended, “Communication with Audit Committees.”

As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006.

The Audit Committee -

Steven Rappaport (Chairperson), James Harlan, Elliot Sussman, M.D.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP has audited and reported upon the financial statements of iCAD for the fiscal years ended December 31, 2006 and 2005.  It is currently anticipated that BDO Seidman, LLP will be selected by the Audit Committee of the Board of Directors to examine and report upon our  financial  statements for the fiscal year ending  December 31, 2007. A representative of BDO Seidman, LLP may be present at the Annual Meeting with the opportunity to make a statement if he or she desires  to do so and may be  available  to  respond to appropriate questions.

Audit Fees.  The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of iCAD’s annual financial statements for the years ended December 31, 2006 and 2005, the review of the financial statements included in iCAD's Forms 10-Q and consents issued in connection with iCAD’s filings on Form S-3 and S-8 for 2006 and 2005 totaled $322,000 and $366,077, respectively.

Audit-Related Fees.  The aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of iCAD's financial statements, for the years ended December 31, 2006 and 2005, and are not disclosed in the paragraph captions “Audit Fees” above, were $30,400 and $10,335, respectively.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2006.  Consistent with the Audit Committee's responsibility for engaging iCAD’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee.  The full Audit Committee pre-approves proposed services and fee estimates for these services.  The Audit Committee chairperson or their designee has been designated by the Audit Committee to pre-approve any services arising during the year that were not pre-approved by the Audit Committee.  Services pre-approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting.  Pursuant to these procedures, the Audit Committee pre-approved the foregoing audit services provided by BDO Seidman, LLP.

No tax fees or other fees were paid to BDO Seidman, LLP for the years ended December 31, 2006 and 2005.

PROPOSAL I

APPROVAL TO ADOPT THE AMENDMENT TO ICAD’S CERTIFICATE OF
INCORPORATION TO INCREASE ITS COMMON STOCK

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that iCAD has authority to issue from 50,000,000 to 85,000,000 shares and, consequently increase the total number of shares of all classes of common stock that iCAD has authority to issue from 51,000,000 to 86,000,000 shares.

Reasons for the Increase in Authorized Shares of Common Stock

Of the 50,000,000 shares of Common Stock currently authorized, as of May 31, 2007, 38,076,930 shares have been issued and are outstanding, approximately 6,082,200 shares have been reserved for issuance upon exercise of outstanding options and warrants, approximately 4,548,100 shares have been reserved for issuance upon conversion of outstanding convertible notes and preferred stock and approximately 113,300 shares are available for grant under the Company's existing stock option and incentive stock plans. The Company, therefore, only has approximately 1,179,500 shares of unreserved Common Stock available for future issuance.

The Board of Directors considers the increase in authorized shares of Common Stock necessary in order to provide flexibility for potential acquisitions, capital raising and future capital requirements and for use in employee benefit plans. iCAD intends to seek to continue to expand its operations which will require additional capital. Such expansion may be accomplished through acquisitions for which iCAD may choose to issue equity securities as all or a portion of the purchase price of the acquisition. In addition, iCAD may seek to raise additional capital in the future through the issuance of equity securities, such as Common Stock or securities convertible into Common Stock. Although iCAD continuously evaluates potential acquisition candidates, iCAD does not, at this time, have any plans, commitments or understandings with respect to any acquisitions nor does it have any plans or commitments or understandings with respect to any equity financing. However, as noted in Proposal III, stockholder approval of the Company's 2007 Stock Incentive Plan is being sought at the Annual Meeting, which plan, if approved by the stockholders, provides for the issuance of up to 2,250,000 shares of Common Stock. Approval by the stockholders of the increase in authorized shares of Common Stock at the Annual Meeting will avoid the need to call and hold additional special meetings for this purpose, thereby enabling iCAD to act quickly when potential acquisition or financing transactions arise.

Once authorized, the additional shares of iCAD Common Stock may be issued with approval of the Board of Directors but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. Accordingly, this solicitation may be the only opportunity for iCAD stockholders to approve these financings, acquisitions, benefit plans and other corporate transactions.

This proposal could, under certain circumstances, have an anti-takeover effect. For example, if iCAD were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The iCAD Board of Directors is not aware of any attempt or plan to acquire control of iCAD.

Directors’ Recommendation

The Board of Directors recommends a vote FOR approval of Proposal I to amend our Certificate of Incorporation to increase our authorized shares of Common Stock.

PROPOSAL II

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF
INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

The Board of Directors has adopted a resolution, subject to the requisite approval of the Company’s stockholders, to amend the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors and to provide for an annual election by the stockholders of each director. The text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.

Since 2002, the Board of Directors has been divided or “classified” into three classes, with directors in each class standing for election at every third annual meeting of stockholders. This proposal, if adopted, would amend the Company’s Certificate of Incorporation to eliminate the classification structure of the Board of Directors and provide for the annual election of all directors commencing with the Company’s 2008 Annual Meeting of Stockholders.

Reasons for Proposed Amendment

The amendment is the result of the Board’s ongoing review of our corporate governance policies. In making its recommendation, the Board considered the advantages of both classified and declassified board structures. A classified board of directors can promote continuity and enhance the stability of the board, encourage a long-term perspective on the part of directors and reduce a company’s vulnerability to coercive takeover tactics. The Board recognized these advantages but concluded that they were outweighed by the advantages of the stockholders’ ability to evaluate all directors annually and of the Company’s adoption of a structure that is considered by many investors to be a “best practice” in corporate governance.

The Board also believes that the Company will continue to be protected from hostile takeovers by Section 203 of the Delaware Corporation Law, which contains restrictions that are intended to have a deterrent effect on the ability of a person to gain control of the corporation without negotiating directly with the Board.

Consequently, after careful consideration of the issue, the Board of Directors, upon the recommendation of Nominating and Corporate Governance Committee, determined to propose to stockholders an amendment of the Company’s Certificate of Incorporation to declassify the Board so that all of the Company’s directors will be elected to one-year terms commencing with the Annual Meeting of Stockholders to be held in 2008.

Directors’ Recommendation

The Board of Directors recommends a vote FOR approval of the amendment to the Company’s Certificate of Incorporation to provide for the annual election of all of the Company’s directors.

PROPOSAL III

APPROVAL OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN

Subject to stockholder approval at the Annual Meeting, the Board adopted the iCAD, Inc. 2007 Stock Incentive Plan (the “Stock Incentive Plan” or “2007 Plan”) on May 17, 2007. The reason for seeking stock approval of Proposal III is to satisfy certain requirements of (i) the Code, related to Incentive Stock Options, as defined below, and performance-based compensation under Code Section 162(m) and (ii) the NASDAQ Marketplace Rules.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. The Board has found that the grant of options under its existing stock option and stock incentive plans has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that the 2007 Stock Incentive Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive. The Company believes that there is not a sufficient amount of options and stock awards available for future grant under the Company’s existing stock option and stock incentive plans. The last sale price of the Common Stock on June 12, 2007 was $3.37.

To date, except as set forth below, no options or other awards have been granted under the 2007 Stock Incentive Plan. If the 2007 Stock Incentive Plan is approved by the stockholders, additional options or other stock based awards may be granted under the 2007 Stock Incentive Plan, the timing, amounts and specific terms of which have not been determined at this time.

Awards under the 2007 Stock Incentive Plan that are subject to approval of the amendment to the Plan

The following table sets forth additional information regarding the awards of 375,000 shares of restricted Common Stock and 575,000 options to purchase Common Stock that have been approved for grant by the Compensation Committee under the 2007 Stock Incentive Plan, subject to stockholder approval of the 2007 Plan described in this proposal.

Name and Position	Number of Shares	Number of Options
Kenneth Ferry
President, Chief Executive Officer, Director	200,000	200,000
Darlene Deptula-Hicks
Executive Vice President of Finance, Chief Financial Officer	50,000	100,000
Jeffrey Barnes
Senior Vice President of Sales	50,000	100,000
Stacey Stevens
Senior Vice President of Marketing and Strategy	50,000	100,000
Jonathan Go
Senior Vice President of Research and Development	25,000	75,000
Executive Officers as a Group	375,000	575,000
The following summary of the 2007 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2007 Stock Incentive Plan, set forth as Appendix B to this Proxy Statement. Capitalized terms used in the summary but not defined in it will have the meanings assigned to them in the 2007 Plan.

Awards.

The 2007 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) deferred stock and (d) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the Board of Directors or the Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2007 Plan, (i) the 2007 Plan provides for a total of 2,250,000 shares of Common Stock to be available for distribution pursuant to the 2007 Plan, and subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any participant under the 2007 Plan during any calendar year or part thereof shall not exceed 800,000 shares. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2007 Plan shall be 2,250,000 shares. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of Common Stock allocable to such Award may again be available for Awards under the Stock Incentive Plan

Administration The 2007 Plan may be administered by the Board of Directors (the “Board”) or a Committee (the “Committee”) consisting of two or more members of the Board of Directors appointed by the Board. Each member of the Committee shall to the extent practicable, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and, if practicable, shall also qualify as “outside directors” for the purpose of the performance-based compensation exception under Code Section 162(m) except to the extent that the Board determines that such compliance is not necessary or that it is not desirable or that it is not practicable. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which Common Stock and other amounts payable with respect to an Award will be deferred. The Board or Committee may delegate some of the functions referred to above to the Company’s Chief Executive Officer or Chief Financial Officer. The 2007 Plan will become effective upon its approval and adoption at the Annual Meeting (the "Effective Date") and no Award shall be granted pursuant to the 2007 Plan on or after the tenth anniversary of the Effective Date.

Eligibility and Participation. Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options or other Awards under the 2007 Plan. In addition, Non-Qualified Stock Options and other Awards may be granted under the 2007 Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the 2007 Plan shall be determined by the Board or the Committee, as the case may be.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2007 Plan. Participants may receive one or more Awards under the 2007 Plan.

Forms of Awards

Stock Options. The 2007 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options. The Board or the Committee, as the case may be, shall determine those persons to whom Stock Options may be granted.

Incentive Stock Options granted pursuant to the 2007 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2007 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), and under certain circumstances set forth in the 2007 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death, retirement at normal retirement age or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier or unless the Board or Committee determines to shorten or extend the exercise periods. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

Under the 2007 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The 2007 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2007 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2007 Plan with more stringent provisions than those specified in the 2007 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2007 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2007 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Restricted and Deferred Stock Awards. Under the 2007 Plan, the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2007 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an Award (or an installment of an Award) for an additional specified period or until the occurrence of a specified event.

Performance-Based Awards and Performance Goals. Certain Awards made under the 2007 Plan may be granted so that they qualify as “performance-based compensation” (as this term is used in Code Section 162(m) and the regulations thereunder) and are exempt from the deduction limitation imposed by Code Section 162(m) (these Awards are referred to as “Performance-Based Awards”). Under Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the Chief Executive Officer, or any of the four most highly compensated executive officers (other than the Chief Executive Officer) exceeds $1 million in any one tax year. Among other criteria, Awards only qualify as Performance-Based Awards if at the time of grant the Committee is administrating the 2007 Plan and the Committee is comprised solely of two or more “outside directors” (as this term is used in Code Section 162(m) and the regulations thereunder). In addition, the Company must obtain stockholder approval of material terms of performance goals for such “performance-based compensation.”

By approving the 2007 Stock Incentive Plan, stockholders are also approving the material terms of the performance measures set forth in the Stock Incentive Plan that form the basis upon which the Committee may issue Performance-Based Awards.

Under the 2007 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; inventory turnover; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company , if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

All Stock Options and certain Stock Awards, Performance Awards, and Other Awards granted under the 2007 Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Code Section 162(m).

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Effect of a Change of Control. Upon a “Change of Control” (as defined in the 2007 Plan) unless a majority of the Board determines otherwise prior to such Change of Control, generally, all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not exercisable at the time and any such option shall remain exercisable in full until it expires pursuant to its terms and all restrictions and deferral limitations contained in any Restricted Stock Award, Deferred Stock Award and Other Stock-Based Award granted under the 2007 Plan shall lapse.

Termination of Employment. The 2007 Plan provides for certain periods after termination of employment during which a participant may exercise a Stock Option if employment is terminated due to death or disability or normal retirement, as defined in the 2007 Plan. A participant whose employment is terminated for any reason, including, without limitation, retirement, death or disability, forfeits all unvested, unexercisable and unearned Awards granted to the participant. Except as set forth above the Board or Committee, as the case may be, shall determine the post employment rights of a participant with respect to an Award that was vested or earned prior to termination. The 2007 Plan’s provisions relating to termination of employment may be modified in the discretion of the Board or Committee.

Term and Amendment. If the stockholders approve the 2007 Plan at this Annual Meeting, the 2007 Plan will become effective as of July 10, 2007 and no award will be granted more than ten years after July 10, 2007. The Board may at any time, and from time to time, amend any of the provisions of the 2007 Plan, and may at any time suspend or terminate the 2007 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the 2007 Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to certain provisions of the 2007 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the Participant without the Participant's consent, except for such amendments which are made to cause the 2007 Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the 2007 Plan may be amended to reduce the exercise price of the Stock Option.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2007 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2007 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Company Deduction. Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its Chief Executive Officer and the four other highest paid executive officers, excluding (among other things) certain performance-based compensation.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

The Company currently anticipates that its 2008 Annual Meeting of Stockholders to be held in the month of June 2008. Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in the year 2008 must submit the proposal in proper form to the Company at its address set forth on the first page of this proxy statement and in accordance with applicable regulations of the SEC not later than February 15, 2008 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

If a stockholder submits a proposal after the February 15, 2008 deadline but still wishes to present the proposal at the Company's Annual Meeting of Stockholders (but not in the Company's proxy statement) for the fiscal year ending December 31, 2007, the proposal, which must be presented in a manner consistent with the Company's By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above no later than April 30, 2008. The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company's management on such other matter which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by April 30, 2008 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2007 to be held in 2008, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 29, 2007. ADDITIONAL COPIES OF SUCH ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

ICAD, INC. 98 SPIT BROOK ROAD, SUITE 100 NASHUA, NEW HAMPSHIRE 03062 ATTENTION: DARLENE DEPTULA-HICKS

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,
Kenneth Ferry,

President and Chief Executive
June 13, 2007	Officer

EXHIBIT A

iCAD, Inc.

AUDIT COMMITTEE CHARTER

Purpose

There shall be a committee of the Board of Directors of iCAD, Inc. (the "Company") to be known as the audit committee. The audit committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the Securities and Exchange Commission’s (“SEC”) rules to be included in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under NASD Marketplace Rule 4200(a)(15), or any successor rule, (except as set forth in Rule 4350 (d)(2)(B) or any successor rule); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, or any successor rule (subject to the exemptions provided in Rule 10A-3(c) or any successor rule); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors of the Company shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings as will any member of the audit committee to whom any duty or responsibility is delegated by the Chairman or by a majority of the members of the committee.

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the Company’s outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the outside auditor;

(F) review and reassess the adequacy of the audit committee’s charter annually;

(G) comply with all pre-approval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

(H) make such other recommendations to the Board of Directors on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Meetings

The audit committee shall meet at least two times per year, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to pre-approve all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management of the Company has the responsibility for preparing the financial statements and implementing internal controls over financial reporting and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

EXHIBIT B

iCAD, Inc.

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee of iCAD, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers. The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than two members. Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, shall appoint the members of the Compensation Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Compensation Committee member may be removed by Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors upon recommendation of the Nominating Committee. The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of this Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than annually. The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting. The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting. A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

•
Based upon corporate goals and objectives approved by the full Board of Directors, review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation. The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

•
Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans. The CEO may be present during voting or deliberations relating to non-CEO compensation.

•	Produce a Compensation Committee Report on executive compensation as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

•
The Compensation Committee shall annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities and Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

•	The Compensation Committee shall make regular reports to the Board.

•	The Compensation Committee shall annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

•
The Compensation Committee shall perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors, including without limitation:

a.	The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans;

b.
Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

Operating Policies

2.
The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action. The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2.	The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3.
At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4.
In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.

APPENDIX A

Proposed Amendment
to Article Eleventh of
CERTIFICATE OF INCORPORATION
OF
iCAD, INC.

ELEVENTH. The number of directors of the Corporation shall be fixed only by resolution of the board of directors of the Corporation from time to time. Each director who is serving as a director on the date of this Amendment to the Certificate of Incorporation shall hold office until the next annual meeting of stockholders after such date and until his or her successor has been duly elected and qualified, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders. At each annual meeting of stockholders after the date of this Amendment to the Certificate of Incorporation, directors elected at such annual meeting shall hold office until the next annual meeting of stockholders.

APPENDIX B

iCAD, INC.

2007 Stock Incentive Plan

Section 1. Purposes; Definitions.

The purpose of the iCAD, Inc. 2007 Stock Incentive Plan is to enable iCAD, Inc. to offer to those of its employees and to the employees of its Subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing their ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of iCAD, Inc.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)	"Board" means the Board of Directors of iCAD, Inc.

(b)	"Cause" shall have the meaning ascribed thereto in Section 5(b)(ix) below.

(c)	"Change of Control" shall have the meaning ascribed thereto in Section 10 below.

(d)	"Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor thereto.

(e)	"Committee" means any committee of the Board, which the Board may designate.

(f)	"Company" means iCAD, Inc., a corporation organized under the laws of the State of Delaware.

(g)	“Covered Employee” shall mean any employee of the Company or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

(h)
“Deferred Restricted Stock Account” shall mean an account established under this Plan on behalf of a Participant which shall be credited with Stock Units (as defined in Section 6 below) as a result of such Participant’s election to defer his/her Restricted Stock (and, if applicable, dividend equivalents with respect to such shares of Restricted Stock).

(i)	"Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

(j)	"Disability" means disability as determined under procedures established by the Board or the Committee for purposes of the Plan.

(k)
"Early Retirement" means retirement, with the approval of the Board or the Committee, for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

(l)	"Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

(m)
"Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the Over The Counter Bulletin Board, the closing sale price of the Stock on such day as reported by such exchange or market system or quotation medium, or on a consolidated tape reflecting transactions on such exchange or market system or quotation medium, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the Over The Counter Bulletin Board, the mean between the closing bid sale price for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board of Directors or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

(n)
“409A Change” shall mean (i) the acquisition by any one person, or more than one person acting as a group, of Stock that, together with Stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Stock; (ii) (a) the acquisition by any one person, or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of ownership of Stock possessing fifty percent (50%) or more of the total voting power of the Stock; or (b) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) the acquisition by any one person or more than one person acting as a group (or the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons) of assets from the Company resulting in a Change of Control and, in any event, that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The foregoing definition of “409A Change” shall be interpreted consistent with Code Section 409A and the Treasury regulations issued thereunder.

(o)	“409A Deferred Stock Award” shall mean a Deferred Stock award that is or has become subject to Section 409A of the Code.

(p)	“Identification Date” shall mean each December 31.

(q)	"Incentive Stock Option" means any Stock Option which is intended to be and is designated as an "incentive stock option" within the meaning of Section 422 of the Code, or any successor thereto.

(r)	"Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(s)	"Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

(t)	"Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

(u)	“Participant” shall mean any person who has received an award of an Option, Deferred Stock, Restricted Stock or an Other-Stock Based-Award under the Plan.

(v)	"Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

(w)	"Plan" means this iCAD Inc. 2007 Stock Incentive Plan, as hereinafter amended from time to time.

(x)	"Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions imposed pursuant to said Section 6.

(y)	"Retirement" means Normal Retirement or Early Retirement.

(z)	"Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time, and any successor thereto.

(aa)	"Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

(bb)
“Specified Employee” means any Participant (As hereinafter defined) who is (i) an officer of the Company and (ii) receives annual compensation from the Company in excess of $130,000 (or such other amount as determined pursuant to Code Section 416(i)(1)(A)(i)). The term Specified Employee shall also include any other individual who satisfies the definition of specified employee under Code Section 409A. A Participant is a Specified Employee if he/she meets the foregoing requirements at any time during the 12-month period ending on an Identification Date. If a Participant is a Specified Employee as of an Identification Date, such Participant is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the Identification Date.

(cc)	"Stock" means the Common Stock of the Company, $.01 par value per share.

(dd)	"Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

(ee)
"Subsidiary" means any present or future (A) subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto, or (B) unincorporated business entity in which the Company owns, directly or indirectly, 50% or more of the voting rights, capital or profits.

(ff)
“Unforeseen Emergency means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

Section 2. Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and to the extent practicable, shall be a "Non-Employee Director," as defined in Rule 16b-3 and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation. To extent practicable, the members of the Committee shall each be an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other employees or other persons eligible under Section 4 below: (i) Stock Options, (ii) Restricted Stock, (iii) Deferred Stock, and/or (iv) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of the Plan):

(i)
to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)
to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration, exercisability and/or forfeiture provisions);

(v)
to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of the Plan;

(vi)
to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise or purchase prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

Subject to Section 11 hereof, the Board or the Committee, as the case may be, shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the provisions of the Plan and notwithstanding anything to the contrary above, the Board or the Committee, as the case may be, may, in its sole discretion, from time to time delegate to the Chief Executive Officer of the Company (the "CEO") or the Chief Financial Officer of the Company (the “CFO”) the authority, subject to such terms as the Board or the Committee, as the case may be, shall determine, to determine and designate from time to time the employees or other persons to whom awards under the Plan may be granted and to perform other specified functions under the Plan; provided, however, that the CEO or CFO, as the case may be, may not grant any award to, or perform any function related to an award to, himself or herself, as the case may be, or any individual (i) who is an executive officer of the Company or (ii) then subject to Section 16 of the Exchange Act or (iii) who is or, in the determination of the Board or the Committee, as the case may be, may become a Covered Employee, and any such grant or function relating to such individuals shall be performed solely by the Board or the Committee, as the case may be, to ensure compliance with the applicable requirements of the Exchange Act and the Code or (iv) where the grant or performance of such function by the CEO or CFO will cause the Plan not to comply with any applicable regulation of any securities exchange or automated quotation system where the Stock is listed for trading.

Any such delegation of authority by the Board or the Committee, as the case may be, shall be by a resolution adopted by the Board or the Committee, as the case may be, and shall specify all of the terms and conditions of the delegation. The resolution of the Board or the Committee, as the case may be, granting such authority may authorize the CEO or CFO to grant awards pursuant to the Plan and may set forth the types of awards that may be granted; provided, however, that the resolution shall (i) specify the maximum number of shares of Stock that may be awarded to any individual Plan participant and to all participants during a specified period of time and (ii) specify the exercise price (or the method for determining the exercise price) of an award, the vesting schedule, and any other terms, conditions, or restrictions that may be imposed by the Board or the Committee, as the case may be, in its sole discretion. The resolution of the Board or the Committee, as the case may be, shall also require the CEO or CFO, as the case may be, to provide the Board or the Committee, as the case may be, on at least a monthly basis, a report that identifies the awards granted pursuant to the delegated authority and, with respect to each award: the name of the participant, the date of grant of the award, the number of shares of Stock subject to the award, the exercise period and exercise price, if any and vesting provisions of such award. All awards granted pursuant to delegated authority are subject to the resolutions of the Board or the Committee, as the case may be, granting such authority.

The Board or the Committee, or the case may be, may also delegate to other officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan that are not inconsistent with Rule 16b-3 or other rules or regulations applicable to the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Board or Committee, as the case may be.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan Participants.

Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,250,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option award for any reason (other than by issuance of such shares upon exercise of a Stock Option), or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares such shares shall again be available for distribution under the Plan. Without limiting the foregoing, (i) any shares of Stock subject to an award that remain unissued upon the cancellation, surrender, exchange or termination of such award without having been exercised or settled, (ii) any shares of Stock subject to an award that are retained by the Company as payment of the exercise price or tax withholding obligations with respect to an award and (iii) any shares of Stock equal to the number of previously owned shares of Stock surrendered to the Company as payment of the exercise price of a Stock Option or to satisfy tax withholding obligations with respect to an award, shall again be available for distribution under the Plan..

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the (A) aggregate number of shares of Stock reserved for issuance under the Plan, (B) number, kind and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and (C) number, kind, purchase price and/or appreciation base of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee, as the case may be, of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum number of shares of Stock with respect to which Options, Deferred Stock, Restricted Stock or Other Stock-Based Awards may be granted or measured to any Participant under the Plan during any calendar year or part thereof shall not exceed 800,000 shares. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 2,250,000 shares of Stock.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, directors, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.

The Board or the Committee, as the case may be, may, in its sole discretion, include additional conditions and restrictions in the agreement entered into in connection with such awards under the Plan. The grant of an Option or other award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among optionees and grantees. The grant of an Option or other award under the Plan is a privilege and not a right and the determination of the Board or the Committee, as the case may be, can be applied on a non-uniform (discretionary) basis.

Section 5. Stock Options.

(a)
Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee, as the case may be, shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

(b)	Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i)
Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but as to Incentive Stock Options and Non-Qualified Stock Options shall be not less than 100% (110% in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent, if any, or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

(ii)
Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

(iii)
Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be. If the Board or the Committee, as the case may be, provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee, as the case may be, may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Board or the Committee, as the case may be, shall determine.

(iv)
Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the exercise price for the Stock Options exercised, which shall be in cash or, if provided in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board, or Committee, as the case may be, either at or after the date of grant of the Stock Option, in whole shares of Stock which are already owned by the holder of the Option or partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. If permitted, payments of the exercise price and any tax required to be withheld by the Company in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. In addition to the foregoing, payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form, together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares covered by the option and deliver the sale or margin loan proceeds directly to the Company. Except as otherwise expressly provided in the Plan or in the Stock Option agreement referred to in Section 5(b)(xii) below or otherwise provided by the Board or Committee, as the case may be, either at or after the date of grant of the Option, no Option which is granted to a person who is at the time of grant an employee of the Company or of a Subsidiary or Parent of the Company may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or a Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or Committee, as the case may be, has given the representation described in Section 13(a) below.

(v)
Transferability; Exercisability. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, except as may be otherwise provided with respect to a Non-Qualified Option pursuant to the specific provisions of the Stock Option agreement pursuant to which it was issued as referred to in Section 5(b)(xii) below (which agreement may be amended, from time to time). Except as otherwise provided in the Stock Option agreement relating to a Non-Qualified Stock Option, all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

(vi)
Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii)
Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(viii)
Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee, as the case may be, may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one year period (or such other period as the Board or the Committee, as the case may be, shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Parent or Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee, as the case may be, so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

(ix)
Other Termination. Subject to the provisions of Section 13(g) below and unless otherwise determined by the Board or Committee, as the case may be, at or after the time of grant, if an optionee's employment by the Company or any Parent or Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or any Parent or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of three months (or such other period as the Board or the Committee, as the case may be, shall specify at or after the time of grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter. For purposes of the Plan, "Cause" shall mean (1) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty by the optionee in the course of fulfilling his or her employment duties, or (3) the failure on the part of the optionee to perform his or her employment duties in any material respect. In addition, with respect to an option granted to an employee of the Company, a Parent or a Subsidiary, for purposes of the Plan, "Cause" shall also include any definition of "Cause" contained in any employment agreement between the optionee and the Company, Parent or Subsidiary, as the case may be.

(x)
Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries) shall not exceed $100,000.

(xi)
Alternative Settlement of Option. If provided for, upon the receipt of written notice of exercise or otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any "window period" provisions of Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.

(xii)	Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 6. Restricted Stock.

(i)
Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of Restricted Stock upon the attainment of such factors as the Board or the Committee, as the case may be, may determine.

(b)      Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)
Restricted Stock, when issued, shall either be issued in book-entry form or will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, any certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Any such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

(ii)
Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. Unless the Board or Committee determines otherwise, the holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(iii)
Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

(c) Restricted Stock Deferrals

(i) Deferral Agreement

A Participant who may be or has been awarded Restricted Stock by the Company may make a deferral election under the Plan by completing and submitting to the Company a written Stock Deferral Agreement provided by the Company during the enrollment period. The Stock Deferral Agreement must comply with the timing conditions of Section (ii) below. The Stock Deferral Agreement shall indicate: (1) the number of shares of Restricted Stock a Participant elects to defer, (2) the disposition of dividend equivalents, and (3) the Participant’s election of a payment schedule for his or her Deferred Restricted Stock Account. Notwithstanding any provision to the contrary in this Plan, a Participant’s Deferred Restricted Stock Account is payable solely in shares of the Company’s common stock (with any fractional share paid in cash). Dividend equivalent payments shall be made with respect to Stock Units, as defined in Section (iv) below, credited to a Participant’s Deferred Restricted Stock Account in the amount that would have been paid (or reinvested) as a dividend if each Stock Unit were a share of common stock of the Company. Subject to the participant’s election in Section 6(c)(i)(2) hereof, any such dividend equivalent shall be credited to the Participant’s Deferred Restricted Stock Account. The number of Stock Units into which the dividend equivalents are converted shall be calculated based on the price per share of the Stock of the Company as of the date the dividend is paid.

(ii) Timing of Stock Deferral Agreement

A deferral election relating to Restricted Stock will be invalid unless the election satisfies one of the following conditions:

(1) The election may be made at any time that is no later than December 31 of the year prior to the year in which the Restricted Stock is granted or, with respect to Restricted Stock that is subject to a vesting period of at least twelve (12) months, the election made on or before the thirtieth (30th) day after the Participant is granted the Restricted Stock and further provided that the election is made at least twelve (12) months in advance of the earliest date on which the vesting period could expire. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of Restricted Stock unless such election complies with Code Section 409A and Treasury Regulations, IRS Rulings and IRS Notices issued thereunder (a “Pre-Grant Stock Deferral Election”);

(2) The election may be made later than the time or times set forth in (1) above, provided the deferral election period shall occur during the period which is at least twelve (12) months prior to the date on which the Restricted Stock becomes vested (a “Post-Grant Stock Deferral Election”). Any Post-Grant Stock Deferral Election must indicate a distribution date that is at least five (5) years later than the vesting date of the related Restricted Stock; or

(3) In the case of Restricted Stock that qualify as performance-based under Code Section 409A, the election may be made no later than six (6) months prior to the vesting date of the Restricted Stock (a “Performance-Based Stock Deferral Election”).

(iii) Effect of Deferral Election

Except as provided in Section 6(c)(vi) regarding changing a payment schedule election, deferral elections are irrevocable.

(iv) Additional Effect of Deferral Election on Restricted Stock

When a Participant makes a deferral election for Restricted Stock, such Participant shall continue to hold (or otherwise be credited with ownership of) the shares of Restricted Stock which are subject to the election, and remains able to exercise all rights of ownership accorded to him or her as the owner of unvested Restricted Stock with respect to such shares, as set forth in the Participant’s underlying Restricted Stock award agreement, until the day immediately prior to the “vesting date” of such deferred Restricted Stock shares. During such period, any dividends declared with respect to such deferred Restricted Stock shares shall be distributed in accordance with the provisions of the plan pursuant to which the Restricted Stock is granted (e.g., paid in cash to the Participant or reinvested in Stock), as provided in the Company’s Restricted Stock agreement.

On the day immediately prior to the “vesting date” of the deferred Restricted Stock shares subject to the stock deferral election, such shares are deemed to be surrendered to the Company by the Participant, and exchanged for stock units (“Stock Units”) which are simultaneously “deferred” (and credited to the Participant’s Deferred Restricted Stock Account pursuant to provisions of the Plan).

(v) Effect of FICA/FUTA Obligation

As of the applicable vesting date, Restricted Stock is subject to taxation under the Federal Insurance Contribution Act (“FICA”) and the Federal Unemployment Tax Act (“FUTA”). The Company, without the Participant’s consent, may satisfy the Company’s withholding obligation for FICA and FUTA taxes payable by the Participant with respect to the Restricted Stock by withholding from the deferral and thus reducing the deferral amount.

(vi) Changing Payment Schedule Election

With respect to the portion of a Participant’s Account that is a Post-Grant Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time, but only if: (1) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (2) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (3) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

With respect to the portion of a Participant’s Account that is a Pre-Grant Stock Deferral Election or a Performance-Based Stock Deferral Election, the Participant shall be permitted to change his or her payment schedule election at any time by filing a new Stock Deferral Agreement, provided such election is made in accordance with the paragraph above, or prior to the time at which the election to defer the Restricted Stock must be made pursuant to a Pre-Grant Stock Deferral Election (Section 6(c)(ii)(1)) or a Performance-Based Stock Deferral Election (Section 6(c)(ii)(3)), as applicable.

Section 7. Deferred Stock.

(a)
Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Board or the Committee, as the case may be, may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Board or the Committee, as the case may be, shall determine.

(b)	Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)
Subject to the provisions of the Plan and Deferred Stock agreement referred to in Section 7(b)(viii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)
As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)
Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(viii) below and this Section 7 and Section 13(g) below, upon termination of a Participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vii) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

(iv)	The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award.

(v)
In the event of an Unforeseen Emergency of a Participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may, at the request of the Participant, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(viii) below with respect to any or all of the Participant's Deferred Stock.

(vi)
In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of a Deferred Stock award.

(vii)
In the event of the Participant's Retirement, Disability, death, or a 409A Change, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive the limitations imposed hereunder (if any) with respect to a 409A Deferred Stock Award.

(viii)
A Participant and/or the Board or the Committee, as the case may be, may elect to defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"); provided however, that (i) such subsequent election may not take effect until at least twelve (12) months after the date on which it is made, (ii) if such subsequent election relates to a payment not made on account of the Participant’s death, disability or Unforeseen Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made, and (iii) any subsequent election related to a payment described in Code Section 409A(2)(A)(iv) may not be made less than twelve (12) months prior to the date of the first scheduled payment.

(ix)	Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the Participant.

Section 8. Other Stock-Based Awards.

(a)
Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee, as the case may be, may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)	Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)
Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)
The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Board or the Committee, as the case may be, at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)
Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

(iv)
In the event of the Participant's Retirement, Disability or death, or in cases of an Unforeseen Emergency, the Board or the Committee, as the case may be, shall waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)	Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the Participant.

Section 9. Performance-Based Awards

(a)
In General. All Options and certain Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if they are granted by the Committee at a time when the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder) (“Qualifying Committee”).

(b)	Options. Stock Options granted under the Plan with an exercise price at or above the Fair Market Value of Common Stock on the date of grant should qualify as Performance-Based Awards.

(c)
Other Performance-Based Awards. Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by a Qualifying Committee, in its discretion, either the granting of such award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 9(d) below. With respect to such awards intended to qualify as Performance-Based Awards:

(1)
the Qualifying Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)
no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Qualifying Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)
after the establishment of a performance goal, the Qualifying Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

(d)
Performance Measures. The Qualifying Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; pre-tax income before FAS 123R expense, budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; payroll as a percentage of sales; inventory shrink; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Qualifying Committee may specify, which may include or exclude any or all of the following items as the Qualifying Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Qualifying Committee may specify.

Section 10. Change of Control Provisions.

(a)	A "Change of Control" shall be deemed to have occurred on the tenth day after:

(i)
any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)
the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)
the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b)
In the event of a "Change of Control" as defined in Section 10(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

(i)
all outstanding Stock Options which have been outstanding for at least one year shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

(ii)
all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse and the shares of stock subject to such awards shall be distributed to the Participant. Notwithstanding the foregoing to the contrary, all restrictions and deferral limitations with respect to a 409A Deferred Stock Award or with respect to a Participant’s Deferred Restricted Stock Account shall not lapse under this Section 10(b) unless the “Change of Control” qualifies as a 409A Change.

Section 11. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the optionee or Participant without the optionee's or Participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3. Moreover, no Stock Option previously granted under the Plan may be amended to reduce the exercise price of the Stock Option.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a creditor of the Company.

Section 13. General Provisions.

(a)
The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing, among other things, that the optionee or Participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee, as the case may be, may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee, as the case may be, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)
Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)
Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(d)
No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option or other award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, as the case may be, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company or the Participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant from the Company or any Parent or Subsidiary.

(e)	The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

(f)
Any Stock Option granted or other award made under the Plan shall not be deemed compensation for pur-poses of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(g)
A leave of absence, unless otherwise determined by the Board or Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(h)
Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person enti-tled to such benefit.

(i)
The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(j)
If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

(k)
The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or Participant for his or her execution.

(l)
The grant of awards pursuant to the Plan shall not in any way effect the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

(m)
Notwithstanding anything in this Plan to the contrary, if the Participant is a Specified Employee and payment of his/her Deferrred Restricted Stock Account or Deferred Stock is being made on account of his/her separation from service, such payment shall be made not earlier than the sixth month anniversary of such Specified Employee’s separation from service.

Section 14. Effective Date of Plan.

The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the stockholders of the Company.

Section 15. Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

iCAD, Inc.
98 Spit Brook, Suite 100
Nashua, New Hampshire 03062

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 18, 2007.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KENNETH FERRY and DARLENE DEPTULA-HICKS, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of iCAD, Inc. (the "Company") on Wednesday, July 18, 2007, at 10:00 AM or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

(Continued and to be dated and signed on reverse side)

PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED BELOW.							Please mark your votes like this ☒
1. Election of Class II Directors:					FOR	AGAINST	ABSTAIN
FOR all nominees listed below (except as indicated to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	2. Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				3. Approval of an amendment to the Company’s Certificate of Incorporation to provide for the annual election of all of its directors.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
James Harlan, Maha Sallam and Elliot Sussman				4. Approval of the adoption of the Company’s 2007 Stock Incentive Plan.	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)				5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________________________________ Signature if held jointly ___________________________________ Dated _____________2007
Please sign exactly as name appears hereon When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.